As filed with the Securities and Exchange Commission on June 28, 2000

Securities Act File No. 33-38834
Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 11	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 114	☒

(Check appropriate box or boxes)

CMA® MICHIGAN MUNICIPAL MONEY FUND
of CMA® Multi-State Municipal Series Trust
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

(609) 282-2800
(Registrant’s Telephone Number, including Area Code)

TERRY K. GLENN
CMA® Multi-State Municipal Series Trust
800 Scudders Mill Road, Plainsboro, New Jersey

Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557 Attention: Thomas R. Smith, Jr., Esq.	Michael J. Hennewinkel, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

Jeffrey S. Alexander, Esq.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
222 Broadway
(14th Floor)
New York, New York 10038

        It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485

        If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, Par Value $.10 Per Share

Prospectus

[LOGO OF MERRILL LYNCH]

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund
CMA® California Municipal Money Fund
CMA® Connecticut Municipal Money Fund
CMA® Massachusetts Municipal Money Fund
CMA® Michigan Municipal Money Fund
CMA® New Jersey Municipal Money Fund
CMA® New York Municipal Money Fund
CMA® North Carolina Municipal Money Fund
CMA® Ohio Municipal Money Fund
CMA® Pennsylvania Municipal Money Fund

June 28, 2000

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Table of Contents

PAGE

[GRAPHIC]
KEY FACTS

Merrill Lynch Cash Management Account	3

CMA Multi-State Municipal Series Trust at a Glance	3

Risk/Return Bar Charts for Each Fund	6

Fees and Expenses for Each Fund	12

[GRAPHIC]
DETAILS ABOUT EACH FUND

How Each Fund Invests	14

Investment Risks	17

Statement of Additional Information	21

[GRAPHIC]
YOUR ACCOUNT

How to Buy, Sell and Transfer Shares	22

[GRAPHIC]
MANAGEMENT OF THE FUNDS

Fund Asset Management	28

Financial Highlights for Each Fund	29

[GRAPHIC]
FOR MORE INFORMATION

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

CMA MULTI-STATE MUNICIPAL SERIES TRUST

Key Facts [GRAPHIC]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.
MERRILL LYNCH CASH MANAGEMENT ACCOUNT

A Cash Management Account (“CMA Account”) is a conventional Merrill Lynch cash securities or margin account that is linked to the CMA Funds, to money market deposit accounts maintained with certain banks and to a Visa® card/check account (“Visa® Account”). Subscribers to the CMA service are charged an annual program participation fee, presently $100, and may automatically invest free cash balances held in their CMA Accounts in shares of the CMA Tax-Exempt Fund or one of the various series of CMA Multi-State Municipal Series Trust (commonly known as a “sweep”). After June 5, 2000, shares of CMA Money Fund, CMA Government Securities Fund and CMA Treasury Fund are no longer available for the CMA sweep.

The CMA service is a program offered by Merrill Lynch (not the Funds). This prospectus provides information concerning certain CMA Funds, but is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, please review the CMA program description brochure.

The ten series of the CMA Multi-State Municipal Series Trust, together with CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund and CMA Treasury Fund make up the CMA Funds. The CMA Funds are money market funds whose shares are offered to subscribers of the CMA service. Each CMA Fund is a no-load money market fund that seeks current income, preservation of capital and liquidity from investing in short term securities.

Each CMA Fund has its own goals, investment strategies and risks. We cannot guarantee that any of the CMA Funds will achieve its objectives.

This prospectus provides information concerning only the Funds that make up the CMA Multi-State Municipal Series Trust.

CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each Fund’s investment objectives?

The investment objectives of each Fund are to seek current income (or value, in the case of states that impose intangible personal property taxes) exempt from tax, including Federal and the designated state’s personal income taxes, and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt securities.

What are each Fund’s main investment strategies?

Each Fund intends to achieve its investment objectives by investing in a portfolio of short term municipal securities of its designated state. These securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations, and short term municipal derivative securities.

Each Fund will generally invest at least 80% of its net assets in municipal securities including at least 65% of its total assets in municipal securities of its designated state. The New Jersey Fund will generally invest at least 80% of its total assets in New Jersey municipal securities. Each Fund may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes.

Each Fund only invests in short term municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency or in unrated securities that Fund management believes are of comparable quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. Each Fund may invest more than 25% of its assets in short term municipal securities of this kind. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund. Certain short term municipal securities have maturities longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

We cannot guarantee that each Fund will achieve its objectives.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

What are the main risks of investing in a Fund?

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

In addition, since each Fund invests at least 65% of its assets in the municipal securities of its designated state, it is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Who should invest?

Shares of each Fund are offered to participants in the Cash Management Account® financial service program and to investors maintaining accounts directly with the Transfer Agent.

A Fund may be an appropriate investment for you if you:

•	Are investing with short term goals in mind

•	Are looking for preservation of capital

•	Are looking for current income and liquidity

CMA MULTI-STATE MUNICIPAL SERIES TRUST

[GRAPHIC] Key Facts

RISK/RETURN BAR CHARTS

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund’s performance for each of the past ten calendar years or since inception. The tables show the average annual total returns of each Fund for the periods shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

                                    [GRAPH]

                       CMA Arizona Municipal Money Fund

                              1994          2.43%
                              1995          3.48%
                              1996          2.90%
                              1997          3.04%
                              1998          2.85%
                              1999          2.63%

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.73%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA Arizona Municipal Money Fund	2.63%	2.98%	2.76%†

†	Inception date is February 8, 1993.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

                                    [GRAPH]

                      CMA California Municipal Money Fund

                              1990          5.24%
                              1991          3.85%
                              1992          2.43%
                              1993          1.94%
                              1994          2.34%
                              1995          3.22%
                              1996          2.92%
                              1997          3.05%
                              1998          2.81%
                              1999          2.51%

During the ten year period shown in the bar chart, the highest return for a quarter was 1.31% (quarter ended June 30, 1990 and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.64%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Past Ten Years

CMA California Municipal Money Fund	2.51%	2.90%	3.03%

                                    [GRAPH]

                     CMA Connecticut Municipal Money Fund

                              1992          2.45%
                              1993          1.80%
                              1994          2.22%
                              1995          3.07%
                              1996          2.83%
                              1997          2.94%
                              1998          2.74%
                              1999          2.52%

During the period shown in the bar chart, the highest return for a quarter was 0.81% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.68%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA Connecticut Municipal Money Fund	2.52%	2.82%	2.67%†

†	Inception date is April 29, 1991.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

[GRAPHIC] Key Facts

                                    [GRAPH]

                    CMA Massachusetts Municipal Money Fund

                              1991          4.12%
                              1992          2.42%
                              1993          1.77%
                              1994          2.14%
                              1995          3.08%
                              1996          2.85%
                              1997          3.02%
                              1998          2.88%
                              1999          2.65%
During the period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.41% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.73%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA Massachusetts Municipal Money Fund	2.65%	2.89%	2.89%†

†	Inception date is July 30, 1990.

                                    [GRAPH]

                       CMA Michigan Municipal Money Fund

                              1992          2.44%
                              1993          1.85%
                              1994          2.24%
                              1995          3.17%
                              1996          2.91%
                              1997          3.07%
                              1998          2.89%
                              1999          2.69%

During the period shown in the bar chart, the highest return for a quarter was 0.84% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.75%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA Michigan Municipal Money Fund	2.69%	2.95%	2.76%†

†	Inception date is April 29, 1991.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

                                    [GRAPH]

                      CMA New Jersey Municipal Money Fund

                              1991          3.91%
                              1992          2.40%
                              1993          1.84%
                              1994          2.20%
                              1995          3.12%
                              1996          2.84%
                              1997          2.97%
                              1998          2.82%
                              1999          2.58%

During the period shown in the bar chart, the highest return for a quarter was 1.01% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.42% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.73%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA New Jersey Municipal Money Fund	2.58%	2.87%	2.86%†

†	Inception date is July 30, 1990.

                                    [GRAPH]

                       CMA New York Municipal Money Fund

                              1990          5.10%
                              1991          3.77%
                              1992          2.38%
                              1993          1.79%
                              1994          2.24%
                              1995          3.23%
                              1996          2.93%
                              1997          3.10%
                              1998          2.91%
                              1999          2.69%

During the ten year period shown in the bar chart, the highest return for a quarter was 1.28% (quarter ended December 31, 1990) and the lowest return for a quarter was 0.43% (quarter ended June 30, 1993). The Fund’s year-to-date return as of March 31, 2000 was 0.75%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Past Ten Years

CMA New York Municipal Money Fund	2.69%	2.97%	3.01%

CMA MULTI-STATE MUNICIPAL SERIES TRUST

[GRAPHIC] Key Facts

                                    [GRAPH]

                    CMA North Carolina Municipal Money Fund

                              1992          2.44%
                              1993          1.86%
                              1994          2.27%
                              1995          3.22%
                              1996          2.85%
                              1997          3.01%
                              1998          2.85%
                              1999          2.60%

During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.44% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.72%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA North Carolina Municipal Money Fund	2.60%	2.91%	2.72%†

†	Inception date is May 28, 1991.

                                    [GRAPH]

                         CMA Ohio Municipal Money Fund

                              1992          2.49%
                              1993          1.87%
                              1994          2.29%
                              1995          3.35%
                              1996          3.02%
                              1997          3.14%
                              1998          2.97%
                              1999          2.73%

During the period shown in the bar chart, the highest return for a quarter was 0.88% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.76%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA Ohio Municipal Money Fund	2.73%	3.04%	2.83%†

†	Inception date is April 29, 1991.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

                                    [GRAPH]

                     CMA Pennsylvania Municipal Money Fund

                                1991     4.00%
                                1992     2.50%
                                1993     1.86%
                                1994     2.30%
                                1995     3.26%
                                1996     2.93%
                                1997     3.06%
                                1998     2.89%
                                1999     2.65%

During the period shown in the bar chart, the highest return for a quarter was 1.02% (quarter ended September 30, 1991) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2000 was 0.74%.

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Past Five Years	Since Inception

CMA Pennsylvania Municipal Money Fund	2.65%	2.96%	2.93%†

†	Inception date is August 27, 1990.

Yield Information

The yield on Fund shares normally will go up and down on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each Fund’s current 7-day yield, call 1-800-MER-FUND.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

[GRAPHIC] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Manager for managing a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial consultants, advertising and promotion.

FEES AND EXPENSES
The following tables show the different fees and expenses that you may pay if you buy and hold shares of a Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder)	Arizona Fund	California Fund	Connecticut Fund	Massachusetts Fund	Michigan Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.50%	0.42%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.08%	0.03%	0.04%	0.07%	0.07%

Total Annual Fund Operating Expenses	0.71%	0.58%	0.67%	0.70%	0.70%

Shareholder Fees (fees paid directly by the shareholder)	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fee(b)	0.47%	0.42%	0.50%	0.50%	0.50%

Distribution (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.04%	0.03%	0.08%	0.06%	0.06%

Total Annual Fund Operating Expenses	0.64%	0.58%	0.71%	0.69%	0.69%

(a)	Merrill Lynch charges this annual program fee to CMA program subscribers.

(b)	See “Management of the Funds — Management and Advisory Arrangements — Management Fee” — Page 13 of the Statement of Additional Information.

(c)
Each Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each Fund has adopted under Rule 12b-1. See “Purchase of Shares —Distribution Plan” — Page 19 of the Statement of Additional Information.

(d)
Each Fund pays the Transfer Agent $10.00 for each shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. See “Management and Advisory Arrangements —Transfer Agency Services” — Page 15 of the Statement of Additional Information. The Manager provides accounting services to each Fund at its cost.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

Examples:

The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other money market funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Arizona Fund	$73	$227	$395	$883

California Fund	59	186	324	726

Connecticut Fund	68	214	373	835

Massachusetts Fund	72	224	390	871

Michigan Fund	72	224	390	871

New Jersey Fund	65	205	357	798

New York Fund	59	186	324	726

North Carolina Fund	73	227	395	883

Ohio Fund	70	221	384	859

Pennsylvania Fund	70	221	384	859

These examples do not take into account the annual program participation fee charged by Merrill Lynch to CMA subscribers. See the CMA program description brochure for details. Shareholders of a Fund whose accounts are maintained directly with the Transfer Agent and who are not subscribers to the CMA program will not be charged a program fee but will not receive any of the additional services available to subscribers.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

Details About the Fund [GRAPHIC]

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

HOW EACH FUND INVESTS

Each Fund seeks current income exempt from Federal income taxes and any applicable state taxes, preservation of capital and liquidity. Each Fund tries to achieve its goals by investing in a portfolio of short term municipal securities of its designated state. We cannot guarantee that each Fund will achieve its goals.

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Funds treat these securities as having a maturity of 13 months or less. Each Fund’s dollar-weighted average maturity will not exceed 90 days. Each Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. Each Fund may invest more than 25% of its assets in short term municipal securities of this kind. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management intends to keep each Fund’s assets fully invested to maximize the yield on that Fund’s portfolio. There may be times when a Fund has uninvested cash, however, which will reduce its yield. Fund management will vary the kinds of short term municipal securities in each portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Each Fund will generally invest at least 80% of its net assets in short term municipal securities, including at least 65% of its total assets in municipal securities of its designated state. The New Jersey Fund will generally invest at least 80% of its total assets in New Jersey municipal securities. Each Fund normally may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes. For temporary defensive purposes, each Fund may invest more than 35% (or more than 20% for the New Jersey Fund) of its total assets in short term municipal securities other than those of designated state and more than 20% of its total assets in these taxable money market securities.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

Illiquid — securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have legal or contractual restrictions on resale.

ABOUT THE PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Vice President of Merrill Lynch Asset Management since 1991.

Steven Lewis is the portfolio manager of the CMA Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of Merrill Lynch Asset Management since 1998 and was an Assistant Vice President of Merrill Lynch Asset Management from 1995 to 1998.

Darren Sanfillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. Sanfillippo has been a Vice President of Merrill Lynch Asset Management since 1998, and was an Assistant Vice President of Merrill Lynch Asset Management from 1994 to 1998.

Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Vice President of Merrill Lynch Asset Management since 1985.

Helen Marie Sheehan is the portfolio manager of the CMA California Fund. Ms. Sheehan has been a Vice President of Merrill Lynch Asset Management since 1991.

No more than 10% of each Fund’s net assets will be invested in illiquid securities.

The Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

Among the securities the Funds may buy are:

Municipal Bonds — long term debt obligations that pay interest exempt from Federal income tax. A Fund will only invest in municipal bonds with no more than 397 days (13 months) remaining to maturity at the date of purchase or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. Each Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a Fund and other institutions having an ownership interest. Depending on the particular security, a Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

[GRAPHIC] Details About Each Fund

ABOUT THE MANAGER

Each Fund is managed by Fund Asset Management.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease.

Money Market Securities — Short term debt instruments such as U.S. Treasury Bills.

Repurchase Agreements; Purchase and Sale Contracts — Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money. Each Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities.

When Issued, Delayed Delivery and Forward Commitments — A Fund may buy or sell money market securities on a when issued, delayed delivery and forward commitment basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a Fund’s portfolio. Each Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the Fund’s shareholders.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund’s performance will be positive for any period of time.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates go down and decrease when interest rates go up. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Borrowing Risk — Each Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expenses and other fees. The cost of borrowing money may reduce a Fund’s return.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

When Issued Securities, Delayed Delivery Securities And Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security that a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of the commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.

VRDO and Municipal Derivatives Credit Risk — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations.

Short Term Municipal Derivatives — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service has never ruled on the subject of whether pass-through income paid to a Fund is tax-exempt. Each Fund receives an opinion of counsel that pass-through income is tax-exempt, but that does not mean that the IRS will never rule that pass-through income is taxable.

Municipal Lease Obligations — In a municipal lease obligation, the issuer often agrees to budget for and appropriate municipal funds to make payments due on the lease obligation. However, this does not ensure that funds will actually be appropriated in future years. The issuer does not pledge its unlimited taxing power for the payment of the lease obligation but the leased property secures the obligation. In addition, the proceeds of sale might not cover the Fund’s loss.

Illiquid Securities — If a Fund buys illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Concentration Risk — Each Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

State Specific Risk — Each Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

Arizona — Economic conditions in Arizona are influenced by numerous factors including the condition of the national economy, the evolution of new industries, including high technology, the levels of in-migration, real estate development and tourism. The Manager believes that the current economic conditions in Arizona will enable the Fund to continue to invest in high quality Arizona municipal bonds. The State of Arizona is not authorized to issue general obligation bonds.

California — During the late 1990’s, California’s economy has been recovering from the severe recession it suffered at the beginning of the decade and has been growing steadily. The current expansion has been marked by growth in high technology manufacturing and services, electronic manufacturing, motion picture and television production, business services, nonresidential and residential construction and local education. However, weakness in Asian and Latin American economies, which are California’s largest trading partners, may slow growth. Moody’s, Standard & Poor’s and Fitch currently rate the State of California’s general obligation bonds Aa3, AA-, and AA, respectively, which are in Moody’s and Standard & Poor’s second highest rating category and at the lower end of Fitch’s second highest rating category.

Connecticut — Connecticut’s economy relies, in part, on activities that may be adversely affected by cyclical change. However, in recent years, the unemployment level has dropped, and personal wealth has remained among the highest in the nation despite severe poverty in several of Connecticut’s largest cities. Connecticut has run General Fund surpluses since the 1990-1991 fiscal year. Moody’s, Standard & Poor’s and Fitch currently rate the State of Connecticut’s general obligation bonds Aa3, AA, and AA, respectively, which are at the lower end of each agency’s second highest rating category.

Massachusetts — Massachusetts is currently enjoying a strong and continuing economic recovery. The state has run positive budget operating fund balances for the last half of the 1990’s and is projected to continue that trend. Currently, both Standard & Poor’s and Fitch rate the Commonwealth of Massachusetts general obligation bonds AA-, which is at the lower end of each agency’s second highest rating category. Moody’s currently rates the Commonwealth of Massachusetts general obligation bonds Aa2, which is at the mid-range of the agency’s second highest rating category.

Michigan — Michigan’s economy remains closely tied to the cycles of the automobile industry, although it has worked to diversify its economy in recent years. This greater diversification coupled with the current increase in automobile production have led to an unemployment rate below the national average for the last several years. Moody’s, Standard & Poor’s and Fitch currently rate the State of Michigan’s general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency’s second highest rating category.

New Jersey — The economic outlook for the years 2000 and 2001 is for continued growth, but at somewhat more moderate rates. Although the forecasts for the years 2000 and 2001 contain more risks than in the recent past, the basic fundamentals of New Jersey’s economic health remain favorable. The New Jersey outlook is based on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey’s workforce, and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of New Jersey’s economy. Moody’s, Standard & Poor’s and Fitch currently rate the State of New Jersey’s general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency’s second highest rating category.

New York — In recent years, New York State, New York City, and other New York public entities have had financial problems that could adversely affect the performance of the State’s municipal bonds. In the recent years, however, New York’s economy has improved, although growth has generally remained below the national average. Moody’s, Standard & Poor’s and Fitch currently rate New York City’s general obligation bonds A3, A-, and A, respectively, which are in each agency’s third highest rating category. Moody’s and Standard & Poor’s currently rate the State of New York’s general obligation bonds A2 and A+, respectively, which are each agency’s third highest rating category.

North Carolina — North Carolina derives most of its revenue from taxes, including taxes on personal and corporate income, alcohol, and tobacco. In recent years, the state has run General Fund surpluses, a trend that is expected to continue for the near future. Moody’s, Standard & Poor’s and Fitch currently rate the State of North Carolina’s general obligation bonds Aaa, AAA, and AAA, respectively, which are in each agency’s highest rating category.

Ohio — Economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in other states and in the nation as a whole. At the end of its most recent fiscal year, the state’s General Revenue Fund had a positive cash balance. Moody’s, Standard & Poor’s and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency’s second highest rating category.

Pennsylvania — From time to time, Pennsylvania and its political subdivisions have had financial difficulties that have adversely affected their credit standings. In recent years, however, the state’s general fund has run positive cash balances. Moody’s, Standard & Poor’s and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa3, AA, and AA, respectively, which are at the lower end of each agency’s second highest rating category.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about any Fund, including how it invests, please see the Statement of Additional Information.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

Your Account [GRAPHIC]

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares through Merrill Lynch. You may also buy and sell shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Acts accounts.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment	If you are a CMA program subscriber, there is no minimum initial investment for Fund shares, but the minimum for the program is $20,000 in cash and/or securities.

If you are not a CMA program subscriber, the minimum initial investment for a Fund is $5,000.

	Have cash balances from your account automatically invested in shares of the Fund designated as your primary money account	If you are a CMA program subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:
• Except as described below, cash balances of less than
$1,000 in a CMA invested in shares account are
automatically invested in shares of a Fund at the next
determined net asset value not later than the first business day of each week on which both the New York Stock
Exchange and New York banks are open, which will usually
be a Monday.
• Cash balances from (i) a sale of securities that does not
settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of
principal on debt securities held in the CMA account, or (iv)
a sale of shares of Merrill Lynch Ready Assets Trust or
Merrill Lynch U.S.A. Government Reserves will be invested
in shares of a Fund at the next determined net asset value
on the business day following the day on which proceeds
of the transaction are received by the CMA account,
subject to certain timing considerations described below.
• A cash deposit of $1,000 or more to the CMA account,
other than a manual investment placed through your
Merrill Lynch Financial Consultant, or a cash balance of
$1,000 or more from a payment of dividends or interest on
securities held in your CMA account will be invested in
shares of a Fund at the next determined net asset value on
the next business day if the deposit is made or the
payment is received prior to the cashiering deadline in the
brokerage office in which the deposit is made in order to
be invested in shares. Check with your Merrill Lynch
Financial Consultant regarding the cashiering deadline in
his or her branch. If the deposit is made or payment
received after the applicable cashiering deadline, the cash
balance will be invested in shares of the Fund at the net
asset value next determined on the second business day
following the date of the deposit or payment.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

[GRAPHIC] Your Account

If You Want To	Your Choices	Information Important for You to Know

Buy Shares (continued)	Have your Merrill Lynch Financial Consultant submit your purchase order	If you are a CMA subscriber, you may make manual investments of $1,000 or more at any time in shares of a CMA Fund not
selected as your primary money account. However, you may not hold shares of more than one Series of the CMA Multi-State
Municipal Series Trust at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed.
Manual purchases of $500,000 or more can be made effective on the same day the order is placed provided certain requirements are met.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA program at any time.

When purchasing shares as a CMA program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a CMA program subscriber, you must complete the account opening process, including completing or supplying requested documentation.

Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA program subscriber, you may call the Transfer
Agent at 1-800-MER-FUND and request a purchase application.
Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch.
Certain shareholder services may not be available for the
transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

Transfer to a non- participating securities dealer	If you no longer maintain a CMA account, you must either
transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts with the Transfer Agent are not entitled to the services available to CMA subscribers.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for
CMA program subscribers who have elected to have cash balances in their accounts automatically invested in shares of a designated
Fund. For these subscribers, unless directed otherwise, Merrill
Lynch will redeem a sufficient number of shares of the designated
Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks written against the Visa® account. Each CMA account of a subscriber will be automatically scanned for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund
designated on the primary money account and to the extent
necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy remaining debits.

Have your Merrill Lynch Financial Consultant submit your sales order	If you are a CMA program subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill
Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if
$10,000 or more) to your bank account. Redemption requests
should not be sent to the Fund or the Transfer Agent. If
inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be
guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to CMA program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption
request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Consultant for details.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

[GRAPHIC] Your Account

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — Ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your price is the one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Fund.

DIVIDENDS AND TAXES

Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. In most cases shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption.

Each Fund intends to make distributions, most of which will be exempt from Federal income tax, the designated state’s personal income tax and, in certain instances local personal income tax. Where applicable, each Fund intends that the value of its shares will be exempt from state intangible personal property tax or local personal property tax in the designated state, although it cannot guarantee that this will always be the case. If you are subject to income tax in a state other than the relevant designated state, the dividends derived from state municipal securities of the designated state will not be exempt from that state’s personal income tax although they may be exempt from Federal income tax.

Distributions derived from capital gains on portfolio securities will be subject to Federal income taxes and will generally be subject to state and local income taxes. Capital gain dividends are generally taxed at different rates from ordinary income dividends for Federal income tax purposes. However, in general, capital gain dividends are taxed at the same rates as ordinary income for state personal income tax purposes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from a Fund attributable to the Fund’s investments in private activity bonds. Interest income on some of each Fund’s investments may produce taxable distributions.

Generally, within 60 days after the end of a Fund’s taxable year, the Trust will tell you the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

If the value of assets held by a Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, each Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number to the Trust or the number is incorrect.

This section summarizes some of the consequences under current Federal and, very generally, state tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in each Fund under all applicable tax laws.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

Management of the Fund [GRAPHIC]

FUND ASSET MANAGEMENT

Fund Asset Management, the Funds’ Manager, manages each Fund’s investments and its business operations under the overall supervision of the Trust’s Board of Trustees. The Manager has the responsibility for making all investment decisions for each Fund. Each Fund pays the Manager a fee at the annual rate of 0.500% of each Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. Fund Asset Management is part of Asset Management Group of ML and Co., which had approximately $555 billion in investment company and other portfolio assets under management as of May 2000. This amount includes assets managed for Merrill Lynch affiliates.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP , whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders, which is available upon request.

	Arizona Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.80%	2.73%	3.05%	2.86%	3.35%

Ratios to Average Net Assets:

Expenses, net of reimbursement	.71%	.73%	.74%	.76%	.58%

Expenses	.71%	.73%	.74%	.76%	.77%

Investment income — net	2.76%	2.69%	2.99%	2.80%	3.27%

Supplemental Data:

Net assets, end of year (in thousands)	$227,210	$214,018	$213,277	$169,551	$137,520

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS

	California Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.59%	2.68%	3.06%	2.90%	3.15%

Ratios to Average Net Assets:

Expenses	.58%	.58%	.59%	.60%	.64%

Investment income — net	2.56%	2.63%	3.00%	2.85%	3.11%

Supplemental Data:

Net assets, end of year (in thousands)	$2,312,154	$2,270,864	$2,005,663	$1,565,802	$1,421,140

† Amount is less than $.01 per share.
	Connecticut Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.66%	2.62%	2.93%	2.81%	3.01%

Ratios to Average Net Assets:

Expenses	.67%	.70%	.69%	.71%	.72%

Investment income — net	2.63%	2.58%	2.88%	2.76%	2.97%

Supplemental Data:

Net assets, end of year (in thousands)	$ 623,491	$ 481,633	$ 453,295	$ 339,931	$ 313,362

† Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS

	Massachusetts Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain on investments — net	— †	—	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends and distributions:
Investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)
Realized gain on investments — net	— †	—	—	—	—

Total dividends and distributions	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.80%	2.77%	3.03%	2.84%	3.04%

Ratios to Average Net Assets:

Expenses	.70%	.72%	.72%	.76%	.76%

Investment income — net	2.76%	2.72%	2.98%	2.78%	3.00%

Supplemental Data:

Net assets, end of year (in thousands)	$409,700	$331,437	$268,929	$200,598	$189,482

† Amount is less than $.01 per share.
	Michigan Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.86%	2.78%	3.07%	2.90%	3.12%

Ratios to Average Net Assets:

Expenses	.70%	.71%	.71%	.72%	.73%

Investment income — net	2.81%	2.72%	3.02%	2.84%	3.05%

Supplemental Data:

Net assets, end of year (in thousands)	$360,334	$393,612	$306,046	$272,969	$247,544

† Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS

	New Jersey Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.74%	2.71%	2.97%	2.83%	3.07%

Ratios to Average Net Assets:

Expenses	.64%	.66%	.66%	.68%	.68%

Investment income — net	2.71%	2.65%	2.92%	2.78%	3.02%

Supplemental Data:

Net assets, end of year (in thousands)	$1,085,988	$1,017,235	$ 799,997	$ 683,361	$ 610,285

† Amount is less than $.01 per share.
	New York Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.86%	2.79%	3.09%	2.94%	3.17%

Ratios to Average Net Assets:

Expenses	.58%	.61%	.61%	.63%	.64%

Investment income — net	2.83%	2.74%	3.04%	2.88%	3.12%

Supplemental Data:

Net assets, end of year (in thousands)	$2,177,183	$1,826,720	$1,556,021	$1,236,322	$1,132,264

† Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS

	North Carolina Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.76%	2.73%	3.02%	2.84%	3.12%

Ratios to Average Net Assets:

Expenses, net of reimbursement	.71%	.71%	.71%	.72%	.69%

Expenses	.71%	.71%	.71%	.72%	.74%

Investment income — net	2.72%	2.69%	2.97%	2.79%	3.08%

Supplemental Data:

Net assets, end of year (in thousands)	$291,536	$304,066	$307,069	$274,180	$273,910

† Amount is less than $.01 per share.
	Ohio Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain on investments — net	— †	—	—	—	—

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.89%	2.85%	3.15%	3.00%	3.26%

Ratios to Average Net Assets:

Expenses	.69%	.71%	.70%	.71%	.73%

Investment income — net	2.85%	2.80%	3.09%	2.94%	3.21%

Supplemental Data:

Net assets, end of year (in thousands)	$432,473	$402,370	$394,715	$327,173	$282,187

† Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS

	Pennsylvania Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.03	.03	.03	.03	.03

Realized loss on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	2.81%	2.77%	3.08%	2.92%	3.19%

Ratios to Average Net Assets:

Expenses	.69%	.70%	.70%	.71%	.72%

Investment income — net	2.78%	2.71%	3.03%	2.86%	3.13%

Supplemental Data:

Net assets, end of year (in thousands)	$539,177	$528,840	$443,012	$428,896	$416,729

† Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

                                 [FLOW CHART]

                                   POTENTIAL
                                   INVESTORS
                        Open an account (two options).

                                       1
                           CMA PROGRAM SUBSCRIBER'S
                                 MERRILL LYNCH
                             FINANCIAL CONSULTANT
                Advises shareholders on their fund investments.

                                       2
                                TRANSFER AGENT
                         Financial Data Services, Inc.
                            ADMINISTRATIVE OFFICES
                          4800 Deer Lake Drive East
                       Jacksonville, Florida 32246-5289
                                MAILING ADDRESS
                                P.O. BOX 45289
                       Jacksonville, Florida 32232-5289
                                1-800-221-7210
                Performs recordkeeping and reporting services.

                                 DISTRIBUTOR
                     Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated
                          4 World Financial Center
                           New York, New York 10080
                    Arranges for the sale of Fund shares.

                                 THE FUNDS
                            The Board of Trustees
                             oversees each Fund.

                                    COUNSEL
                               Brown & Wood LLP
                            One World Trade Center
                         New York, New York 10048-0557
                      Provides legal advice to the Fund.

                                   CUSTODIAN
                      State Street Bank and Trust Company
                                 P.O. Box 1713
                          Boston, Massachusetts 02101
                   Holds the Fund's assets for safekeeping.

                             INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                          Princeton Forrestal Village
                           116-300 Village Boulevard
                       Princeton, New Jersey 08540-6400
                    Audits the financial statements of the
                      Fund on behalf of the shareholders.

                                    MANAGER
                          Fund Asset Management L.P.
                            ADMINISTRATIVE OFFICES
                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                                MAILING ADDRESS
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                               TELEPHONE NUMBER
                                1-800-MER-FUND
                   Manages the Fund's day-to-day activities.

CMA MULTI-STATE MUNICIPAL SERIES TRUST

For More Information [GRAPHIC]

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You may obtain these reports at no cost by calling 1-800-MER-FUND.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about each Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Trust at the telephone number or address indicated above if you have any questions.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811—5011
Code #16817-0600
© Fund Asset Management, L.P.

Prospectus

CMA® Multi-State
Municipal Series Trust

Arizona
California
Connecticut
Massachusetts
Michigan
New Jersey
New York
North Carolina
Ohio
Pennsylvania

June 28, 2000

STATEMENT OF ADDITIONAL INFORMATION

CMA® Multi-State Municipal Series Trust

CMA® ARIZONA MUNICIPAL MONEY FUND	CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND	CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND	CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND	CMA® OHIO MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND	CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011    •    Phone No. (609) 282-2800

        CMA Multi-State Municipal Series Trust (the “Trust”) consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (together, the “Funds”). Each Fund is a non-diversified, no-load money market mutual fund seeking current income (or value, in the case of property taxes) exempt from Federal income taxes, the designated state’s personal income taxes and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short-term, high quality obligations, the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from Federal income taxes, personal income taxes of the designated state and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. There can be no assurance that a Fund’s investment objective will be achieved. The Funds may invest in certain tax-exempt securities classified as “private activity bonds” that may subject certain investors in the Funds to a Federal alternative minimum tax. The Funds also may invest in derivative or synthetic municipal instruments. The Funds’ shares are offered to participants in the Cash Management Account® (“CMA” or “CMA account”) financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) to provide a medium for the investment of free cash balances held in CMA accounts. A CMA account is a conventional Merrill Lynch cash securities or margin securities account (“Securities Account”) that is linked to the Funds and certain other mutual funds (collectively, the “CMA® Funds”), money market deposit accounts maintained with depository institutions and to a Visa® card/check account (“Visa Account”). Merrill Lynch markets its margin account under the name Investor CreditLine  SM service. The CMA Funds, CMA Tax-Exempt Fund, accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banks”), Merrill Lynch’s affiliated, FDIC-insured depository institutions, and the Insured Savings Account are collectively referred to as “Money Accounts.”

        A customer of Merrill Lynch may subscribe to the CMA program with a minimum of $20,000 in securities or cash. Free cash balances in the Securities Account of CMA participants may be invested, automatically or periodically, in shares of CMA Tax-Exempt Fund, the Funds, or deposited in accounts at Merrill Lynch Banks or deposited with a depository institution through the Insured Savings  SM Account (the “Insured Savings Account”). Free cash balances held in CMA accounts will be invested automatically or deposited through the Money Account selected by the CMA subscriber as the Primary Money Account. This permits the subscriber to earn a return on such funds pending further investment in other aspects of the CMA program or utilization of the Visa Account. The shares of the Funds also may be purchased by individual investors maintaining accounts directly with the Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and subsequent purchases must be $1,000 or more.

        Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year for individuals (an additional $25 annual program fee is charged for participation in the CMA Visa® Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa Gold Program at any time.

        The information in this document should be read in conjunction with the description of the Merrill Lynch Cash Management Account program which is furnished to all CMA subscribers. Reference is made to such description for information with respect to the CMA program, including the fees related thereto. Information concerning the other CMA Funds is contained in the prospectus relating to each of such Funds and information concerning the Insured Savings Account is contained in the Insured Savings Account Fact Sheet. All CMA subscribers are furnished with the prospectuses of CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund and CMA Treasury Fund and the Insured Savings Account Fact Sheet. For more information about the Merrill Lynch Cash Management Account program, call toll-free from anywhere in the U.S., 1-800-CMA-INFO (1-800-262-4636).

        Unless otherwise indicated, the information set forth in this Statement of Additional Information is applicable to each Fund. Management of the Trust has considered the possibility that the use of a combined prospectus may subject a Fund or Funds to liability for an alleged misstatement relating to another Fund or Funds. Management believes this possibility is remote.

        This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated June 28, 2000 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) MER-FUND or by writing the Trust at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

Fund Asset Management — Manager

The date of this Statement of Additional Information is June 28, 2000.

INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives of each Fund are to seek current income (or value, in the case of property taxes) exempt from Federal and the designated state’s personal income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. There can be no assurance that each Fund’s investment objectives will be achieved. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt securities. Each Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the designated states, their political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam and issuers of derivative or synthetic municipal instruments (“Derivative Products”), the interest from which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from Federal income taxes, the designated state’s income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each Fund’s investment objectives will be achieved. The investment objectives are fundamental policies of each Fund that may not be changed without the approval of the holders of the Fund’s outstanding securities (as defined below). Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a non-diversified fund under the Investment Company Act.

        The Funds ordinarily do not intend to realize investment income not exempt from Federal income taxes, the personal income taxes of the designated states or, if applicable, local personal income or property taxes and/or state intangible personal property taxes. However, to the extent that suitable State Municipal Securities are not available for investment by a Fund, that Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from Federal taxes but not state or, where relevant, local taxes and the value of which may be subject to state property taxes. Such obligations, either separately or together with State Municipal Securities, are herein referred to as “Municipal Securities.”

        The Funds can be expected to offer lower yields than longer-term municipal bond funds because the types of securities in which the Funds will invest, as described in the Prospectus (hereinafter referred to as “State Municipal Securities” or “Municipal Securities”), have shorter maturities and therefore tend to produce lower yields than longer-term municipal securities. Interest rates in the short-term municipal securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. Because the Funds invest solely in short-term securities, however, the market value of each Fund’s portfolio at any given time can be expected to fluctuate less as a result of changes in interest rates.

        Except during temporary defensive periods, each Fund will invest at least 65% of its total assets in State Municipal Securities and at least 80% of its net assets in Municipal Securities. The New Jersey Fund will invest at least 80% of its total assets in New Jersey State Municipal Securities. Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See “Taxes.” The percentage of each Fund’s net assets invested in “private activity bonds” will vary during the year. Each Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each Fund, except the New Jersey Fund, reserves the right as a defensive measure to invest temporarily more than 35% of its total assets in Municipal Securities other than its respective State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of Fund Asset Management, L.P. (the “Manager”), prevailing market or financial conditions warrant. The New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 20% of its total assets in Municipal Securities other than New Jersey Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of the Manager, prevailing market or financial conditions warrant. This could cause distributions to be subject to New Jersey Income Tax.

        As noted above, each Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as “private activity bonds.” A Fund’s policy with respect to investments in “private activity bonds” is not a fundamental policy of that Fund and may be amended by the Trustees of the Trust without the approval of the Fund’s shareholders. Each Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies—Other Factors.”

         Investment in Fund shares offers several potential benefits. The Funds are investment vehicles designed to be suitable for investors of designated states seeking income (or value, in the case of property taxes) exempt from income taxation by those states as well as Federal income taxation and, in certain instances, local personal income taxation, local personal property taxation and state intangible personal property taxation. Each Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. The Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each Fund.

        The State Municipal Securities in which the Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. The Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Funds.

        Certain of the instruments in which the Funds invest, including variable rate demand obligations (“VRDOs”) and Derivative Products, effectively provide the Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, the Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the long term bonds underlying the Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of the Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Fund.

        VRDOs and Participating VRDOs.    VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates on are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of a Fund.

         Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Each Fund has been advised by counsel to the Trust that the Funds should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs.

        VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to Funds’ restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDO. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

        Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

        The Temporary Investments, VRDOs and Participating VRDOs in which the Tax-Exempt Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper as determined by Moody’s Investors Service, Inc. (“Moody’s”), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper as determined by Standard & Poor’s (“S&P”), or F-1 through F-3 for notes, VRDOs and commercial paper as determined by Fitch IBCA, Duff & Phelps (“Fitch”). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Tax-Exempt Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgement of the Manager, market conditions warrant.

         Derivative Products.    The Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell (“put”) that Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying Bond in accordance with a governing agreement. The Funds may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

         Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While a Fund receives opinions of legal counsel to the effect that the income from a Derivative Product in which the fund invests is tax-exempt at the Federal and state level to the same extent as the Underlying Bond, the Internal Revenue Service (the “IRS”), as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such fund to the extent represented by such Derivative Products, would be deemed taxable on the Federal and/or state level.

         Municipal Notes.    Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repayed and the Fund may lose money.

         Municipal Commercial Paper.    Municipal commercial paper is generally unsecured and issued to met short-term financing needs. The lack of security presents some risk of loss to the Fund.

         Municipal Lease Obligations.    Also included within the general category of the State Municipal Securities are certificates of participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by “S&P” or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

         Purchase of Securities with Fixed Price “Puts.”    The Tax-Exempt Fund has authority to purchase fixed rate Tax-Exempt Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs which enable the Tax-Exempt Fund to dispose of the security at a time when the market value of the security approximates its par value.

Short Term Maturity Standards

        All of the investments of the Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

        The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDO on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by the Funds through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

Quality Standards

        Each Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short term municipal debt obligations by a nationally recognized statistical rating organization (an “NRSRO”) or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each Fund’s investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody’s and Standard & Poor’s. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of Municipal Securities and ratings, see Appendix K—“Information Concerning Municipal Securities.”

        Taxable Securities in which the Funds invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are five NRSROs that rate Taxable Securities: Fitch, Moody’s, Standard & Poor’s and Thomson BankWatch, Inc. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

         Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreement and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Single State Risk

        Each Fund ordinarily will invest at least 65% (80% in the case of the New Jersey Fund) of its total assets in its respective State Municipal Securities and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities. See Appendices A through J hereto for special considerations and risk factors specific to each Fund.

Other Factors

         Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

        A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

        In view of the possible “concentration” of the Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing leading operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

        Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the Funds, which could have a negative impact on the yield of the portfolios. Each Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

When-issued and Delayed Delivery Transactions

        Municipal Securities at times may be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

        There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        No new when-issued commitments will be made if more than 40% of a Fund’s net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. Each Fund will maintain a separate account at the Trust’s custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

Taxable Money Market Securities

        The Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which the Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

        The standards applicable to Taxable Securities in which the Funds invest are essentially the same as those described above with respect to Municipal Securities. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.

Repurchase Agreements

        The Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, such Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

        In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

        From time to time, the Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Investment Restrictions

        The Trust has adopted a number of restrictions and policies relating to the investment of each Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective Fund’s outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No Fund may:

(1) purchase any securities other than securities referred to under “How the Funds Invest” in the Prospectus and under “Investment Objectives and Policies” herein;

         (2)  invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         (5)  purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

         (7)  make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and Appendix K—“Information Concerning Municipal Securities”;

         (8)  make loans to other persons, provided that each Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

         (9)  borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

         (10)  mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

         (11)  invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

         (12)  act as an underwriter of securities, except to the extent that the Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

         (13)  purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than [1] /2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

(14) issue senior securities to the extent such issuance would violate applicable law.

        In addition to the foregoing, the Funds have undertaken with the State of Texas that they will not invest in oil, gas or mineral leases.

         Non-Diversified Status

        The Funds are classified as non-diversified within the meaning of the Investment Company Act, which means that a Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. Each Fund’s investments are limited, however, in order to allow each Fund to qualify as a “regulated investment company” (“RIC”) under the Code. See “Taxes.” To qualify, the Trust will limit each Fund’s investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of each Fund’s total assets, not more than 5% of the market value of such assets will be invested in the securities of a single issuer and the respective Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, the Fund’s yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

MANAGEMENT OF THE FUNDS

Trustees and Officers

        The Board of Trustees of the Trust consists of seven individuals, five of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

         Information about the Trustees and executive officers of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

         TERRY K. GLENN (59) — President and Trustee (1)(2) — Executive Vice President of the Manager and Merrill Lynch Asset Management, L.P. (“MLAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

         RONALD W. FORBES (59) — Trustee (2)(3) — 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

         CYNTHIA A. MONTGOMERY (47) — Trustee (2)(3) — Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

         CHARLES C. REILLY (68) — Trustee (2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990.

         KEVIN A. RYAN (67) — Trustee (2)(3) — 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and Emeritus Director of The Boston University Center for the Advancement of Ethics and Character and director thereof until 1989; Professor from 1982 until 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

         RICHARD R. WEST (62) — Trustee (2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc., Vornado Operating Company (real estate holding company) and Alexander’s Inc. (real estate company).

        ARTHUR ZEIKEL (67) — Trustee (1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

         VINCENT R. GIORDANO (55) — Senior Vice President and Portfolio Manager (1)(2) — Senior Vice President of the Manager and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

         EDWARD J. ANDREWS (40) — Vice President and Portfolio Manager (1)(2) — Vice President of MLAM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.

         PETER J. HAYES (41) — Vice President and Portfolio Manager (1)(2) — First Vice President of MLAM since 1997; Vice President of MLAM from 1988 to 1997.

         KENNETH A. JACOB (49) — Vice President and Portfolio Manager (1)(2) — First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997.

         KEVIN A. SCHIATTA (45) — Vice President and Portfolio Manager (1)(2) — Vice President of MLAM since 1985.

         HELEN MARIE SHEEHAN (40) — Vice President and Portfolio Manager (1)(2) — Vice President of MLAM since 1991; Assistant Vice President of MLAM from 1989 to 1991; employee of MLAM since 1985.

         STEVEN LEWIS (37) — Vice President and Portfolio Manager (1)(2) — Vice President of MLAM since 1998; Assistant Vice President of MLAM from 1995 to 1998.

         DARRIN SANFILLIPPO (35) — Vice President and Portfolio Manager (1)(2) — Vice President of MLAM since 1998; Assistant Vice President of MLAM from 1994 to 1998.

         DONALD C. BURKE (40) — Vice President and Treasurer (1)(2) — Senior Vice President and Treasurer of the Manager and MLAM since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990; Vice President of PFD since 1999; Senior Vice President and Treasurer of Princeton Services since 1999.

         PHILLIP S. GILLESPIE (36) — Secretary (1)(2) — Director of MLAM Legal Advisory since 2000; Vice President of MLAM Legal Advisory from 1999 to 2000 and Attorney associated with the Manager and MLAM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Trust.
(2)	Such Trustee or officer is a director, trustee or officer of certain other investment companies for which MLAM or FAM acts as the investment adviser or manager.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

        As of June 1, 2000, the Trustees and officers of the Trust as a group (17 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund. At such date, Mr. Zeikel, a Trustee of the Trust, Mr. Glenn, a Trustee and officer of the Trust, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Trustees

        Pursuant to the terms of separate management agreements between the Trust on behalf of each Fund and the Manager (the “Management Agreements”), the Manager pays all compensation of officers and employees of the Trust as well as the fees of Trustees who are affiliated persons of ML & Co. or its subsidiaries. The Trust pays each non-interested Trustee a fee of $5,000 per year plus $500 per meeting attended. The Trust also compensates members of its Audit and Nominating Committee (the “Committee”), which consists of all the non-interested Trustees, a fee of $2,000 per year. The Trust pays all Trustees’ out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit and Nominating Committee receives an additional annual fee of $1,000 per year.

        The following table sets forth for the fiscal year ended March 31, 2000 compensation paid by the Funds to the non-affiliated Trustees and for the calendar year ended December 31, 1999 the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM (“MLAM/FAM Advised Funds”) to the non-affiliated Trustees.

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and MLAM/ FAM Advised Funds Paid to Trustees(1)
Arizona Fund
Ronald W. Forbes(1)	$ 255.42	None	$213,900
Cynthia A. Montgomery(1)	$ 255.42	None	$213,900
Charles C. Reilly(1)	$ 283.42	None	$400,025
Kevin A. Ryan(1)	$ 255.42	None	$213,900
Richard R. West(1)	$ 255.42	None	$388,775
California Fund
Ronald W. Forbes(1)	$2,617.50	None	$213,900
Cynthia A. Montgomery(1)	$2,617.50	None	$213,900
Charles C. Reilly(1)	$2,911.48	None	$400,025
Kevin A. Ryan(1)	$2,617.50	None	$213,900
Richard R. West(1)	$2,617.50	None	$388,775
Connecticut Fund
Ronald W. Forbes(1)	$ 550.15	None	$213,900
Cynthia A. Montgomery(1)	$ 550.15	None	$213,900
Charles C. Reilly(1)	$ 610.62	None	$400,025
Kevin A. Ryan(1)	$ 550.15	None	$213,900
Richard R. West(1)	$ 550.15	None	$388,775
Massachusetts Fund
Ronald W. Forbes(1)	$ 393.49	None	$213,900
Cynthia A. Montgomery(1)	$ 393.49	None	$213,900
Charles C. Reilly(1)	$ 436.12	None	$400,025
Kevin A. Ryan(1)	$ 393.49	None	$213,900
Richard R. West(1)	$ 393.49	None	$388,775
Michigan Fund
Ronald W. Forbes(1)	$ 467.75	None	$213,900
Cynthia A. Montgomery(1)	$ 467.75	None	$213,900
Charles C. Reilly(1)	$ 519.05	None	$400,025
Kevin A. Ryan(1)	$ 467.75	None	$213,900
Richard R. West(1)	$ 467.75	None	$388,775
New Jersey Fund
Ronald W. Forbes(1)	$1,151.83	None	$213,900
Cynthia A. Montgomery(1)	$1,151.83	None	$213,900
Charles C. Reilly(1)	$1,281.36	None	$400,025
Kevin A. Ryan(1)	$1,151.83	None	$213,900
Richard R. West(1)	$1,151.83	None	$388,775
New York Fund
Ronald W. Forbes(1)	$2,133.21	None	$213,900
Cynthia A. Montgomery(1)	$2,133.21	None	$213,900
Charles C. Reilly(1)	$2,370.54	None	$400,025
Kevin A. Ryan(1)	$2,133.21	None	$213,900
Richard R. West(1)	$2,133.21	None	$388,775

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and MLAM/ FAM Advised Funds Paid to Trustees(1)
North Carolina Fund
Ronald W. Forbes(1)	$ 343.14	None	$213,900
Cynthia A. Montgomery(1)	$ 343.14	None	$213,900
Charles C. Reilly(1)	$ 380.41	None	$400,025
Kevin A. Ryan(1)	$ 343.14	None	$213,900
Richard R. West(1)	$ 343.14	None	$388,775
Ohio Fund
Ronald W. Forbes(1)	$ 477.18	None	$213,900
Cynthia A. Montgomery(1)	$ 477.18	None	$213,900
Charles C. Reilly(1)	$ 529.64	None	$400,025
Kevin A. Ryan(1)	$ 477.18	None	$213,900
Richard R. West(1)	$ 477.18	None	$388,775
Pennsylvania Fund
Ronald W. Forbes(1)	$ 610.33	None	$213,900
Cynthia A. Montgomery(1)	$ 610.33	None	$213,900
Charles C. Reilly(1)	$ 677.36	None	$400,025
Kevin A. Ryan(1)	$ 610.33	None	$213,900
Richard R. West(1)	$ 610.33	None	$388,775

(1)
The Trustees serve on the boards of FAM/MLAM-advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (57 registered investment companies consisting of 68 portfolios); Mr. Ryan (36 registered investment companies consisting of 49 portfolios); and Mr. West (67 registered investment companies consisting of 72 portfolios).

        Trustees of the Trust, members of the Boards of other FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes FAM, MLAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their trustees/directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase shares of a Fund at net asset value. Each Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of each Fund must satisfy the Fund’s suitability standards.

Management and Advisory Arrangements

         Management Services.    Subject to the supervision of the Board of Trustees, the Manager performs, or arranges for affiliates to perform, the management and administrative services necessary for the operation of each Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the Funds, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of each Fund’s portfolio and constantly reviews each Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the Funds with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreements.

         Securities held by the Funds also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or MLAM acts as an investment adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all by the Manager or MLAM. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Management Fee.    Pursuant to the Management Agreements, the Manager receives for its services to each Fund monthly compensation approximately at the following annual rates:

         Portion of average daily net assets:

Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

        Set forth below are the total management fees paid by each Fund to the Manager for the fiscal years ended March 31, 2000, 1999 and 1998:

	For the Year Ended March 31,
	2000	1999	1998
Arizona Fund	$1,060,932	$1,025,182	$ 888,435
California Fund	$8,704,241	$8,687,408	$7,429,249
Connecticut Fund	$2,524,856	$2,234,172	$1,826,850
Massachusetts Fund	$1,838,401	$1,483,533	$1,148,245
Michigan Fund	$1,926,333	$1,806,214	$1,420,153
New Jersey Fund	$4,289,924	$3,896,780	$3,390,860
New York Fund	$7,690,298	$6,833,444	$5,848,065
North Carolina Fund	$1,471,749	$1,425,986	$1,381,698
Ohio Fund	$2,086,560	$1,960,327	$1,784,810
Pennsylvania Fund	$2,599,328	$2,420,993	$2,072,950

         Payment of Fund Expenses.    Each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operations and a portion of the Trust’s general administrative expenses allocated on the basis of asset size of the respective Fund. Such expenses include, among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of non-interested Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; and other expenses properly payable by each Fund. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Fund to which the lawsuit relates or allocated on the basis of the asset size of the respective Funds. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided for each Fund by the Manager and each Fund reimburses the Manager for its costs in connection with such services. Set forth below are the reimbursements paid by each Fund to the Manager for the fiscal years ended March 31, 2000, 1999 and 1998.

	For the Year Ended March 31,
	2000	1999	1998
Arizona Fund	$ 27,241	$ 45,973	$ 39,972
California Fund	$148,224	$182,407	$134,365
Connecticut Fund	$ 32,583	$ 79,100	$ 62,364
Massachusetts Fund	$ 45,100	$ 61,612	$ 48,947
Michigan Fund	$ 69,007	$ 58,678	$ 49,333
New Jersey Fund	$116,841	$ 94,658	$ 79,096
New York Fund	$ 49,383	$134,062	$112,683
North Carolina Fund	$ 56,798	$ 51,784	$ 52,391
Ohio Fund	$ 60,013	$ 83,806	$ 55,454
Pennsylvania Fund	$ 82,671	$ 68,305	$ 66,136

        For information as to the distribution fee paid by the Fund to Merrill Lynch pursuant to the Distribution Agreement, see “Purchase and Redemption of Shares” below.

         Organization of the Manager.    The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

         Duration and Termination.    Unless earlier terminated as described herein, the Management Agreements will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by vote of the shareholders of the respective Fund.

Transfer Agency Services

        Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $10.00 per account and is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

        Set forth below are the fees paid by each Fund, including out-of-pocket expenses, to the Transfer Agent pursuant to the Transfer Agency Agreement for the year ended March 31, 2000.

For the Year Ended March 31, 2000
Arizona Fund	$ 22,963
California Fund	$211,907
Connecticut Fund	$ 50,028
Massachusetts Fund	$ 55,540
Michigan Fund	$ 53,785
New Jersey Fund	$126,637
New York Fund	$235,075
North Carolina Fund	$ 48,735
Ohio Fund	$ 60,423
Pennsylvania Fund	$ 89,865

Code of Ethics

        The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust and the Trust’s Manager and Merrill Lynch (the “Code of Ethics”). The Code of Ethics significantly restricts the personal investing activities of all employees of the Manager and Merrill Lynch and, as described below, imposes additional, more onerous restrictions on fund investment personnel.

        The Code of Ethics requires that all employees of the Manager and Merrill Lynch pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager and Merrill Lynch include a ban on acquiring any securities in a “hot” initial public offering and a prohibition from profiting on short term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Code of Ethics provides for trading “blackout periods” which prohibit trading by investment personnel of the Trust within seven calendar days before or after trading by the Trust in the same or equivalent security.

PURCHASE OF SHARES

        Reference is made to “How to Buy, Sell and Transfer Shares” in the Prospectus.

Purchase of Shares by Cash Management Account Subscribers

        CMA Program.    The shares of the Funds are offered to participants in the CMA program and to individual investors maintaining accounts directly with the Funds’ Transfer Agent to provide a medium for the investment of free cash balances held in CMA accounts (commonly referred to as a “sweep”). Persons subscribing to the CMA program will have these balances invested in shares of a CMA State Fund or CMA Tax-Exempt Fund together with the CMA State Funds, the “CMA Funds”) depending on which CMA Fund has been designated by the participant as the primary investment account (the “Primary Money Account”). Alternatively, subscribers may designate the Insured Savings Account or an account at a Merrill Lynch Bank as their Primary Money Account. As described in the CMA Program Description, a subscriber to the CMA service may elect to have free cash balances in the CMA account deposited in individual money market deposit accounts established for such subscriber at designated depository institutions pursuant to the Insured Savings Account or in an account at a Merrill Lynch Bank. The CMA Funds, the Insured Savings Account and accounts of a Merrill Lynch Bank are collectively referred to as the “Money Accounts.” However, this Statement of Additional Information does not purport to describe the other CMA Funds, the accounts at the Merrill Lynch Banks or the Insured Savings Account and prospective participants in such CMA Funds or Insured Savings Account are referred to the Statement of Additional Information with respect to each such CMA Fund and the Fact Sheet with respect to the Insured Savings Account. All CMA subscribers are furnished with the prospectuses of the CMA National Funds, the accounts at the Merrill Lynch Banks and the Insured Savings Account Fact Sheet, as well as the CMA Program Description. To the extent not inconsistent with information contained herein, information set forth in the CMA Program Description with respect to the CMA National Funds also is applicable to each CMA State Fund. Shareholders of a CMA State Fund may also maintain positions in one or more of the CMA National Funds or the Insured Savings Account but may not maintain positions in more than one CMA State Fund at any given time.

        Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year (an additional $25 annual program fee is charged for participation in the CMA Visa® Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special Accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa® Gold Program at any time. Shares of the CMA Funds may also be purchased directly through the CMA Funds’ Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the CMA Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.

        Purchase of shares of a CMA Fund designated as the Primary Money Account will be made pursuant to the CMA automatic purchase procedures described below. Purchases of shares of the CMA Funds also may be made pursuant to the manual procedures described below. If a Fund exercises its right to suspend or otherwise limit sales of its shares, as discussed under “Investment Objectives and Policies—Other Factors,” amounts that would have been applied to the purchase of such Fund’s shares will be applied to the purchase of shares of CMA Tax-Exempt Fund or one of the other CMA State Funds, an account at a Merrill Lynch Bank or the Insured Savings Account depending on which is designated by the participant as the secondary investment account (the “Secondary Money Account”). However, dividends declared on shares of the CMA Fund designated as the Primary Money Account will continue to be reinvested in that Fund. If the participant has not designated a Secondary Money Account, additional purchases through the CMA program will be made in shares of CMA Tax-Exempt Fund rather than in shares of the CMA Fund designated as the Primary Money Account.

         Subscribers to the CMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Consultants. At that time, a subscriber may instruct his or her financial consultant to redeem shares of a CMA Fund designated as the Primary Money Account and to transfer the proceeds to the newly-designated Primary Money Account.

        Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA program for any reason.

        Shares of the Funds are offered continuously for sale by Merrill Lynch without sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after receipt by a Fund of an automatic or manual purchase order. Shares purchased will receive the next dividend declared after the shares are issued, which will be immediately prior to the 12 noon, Eastern time, pricing on the following business day. A purchase order will not become effective until cash in the form of Federal funds becomes available to the Fund (see below for information as to when the Funds receive such funds). There are no minimum investment requirements for CMA subscribers other than for manual purchases.

         Automatic Purchases.    Free cash balances arising in a CMA account are automatically invested in shares of a Fund designated as the Primary Money Account not later than the first business day of each week on which either the New York Stock Exchange or New York banks are open, which normally will be Monday. Free cash balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free cash balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities become available to the Funds and will be invested in shares on the business day following receipt of the proceeds with respect thereto in the CMA account. Proceeds from the sale of securities settling on a same day basis will also be invested in shares on the next business day following receipt. Free cash balances of $1,000 or more arising from cash deposits into a CMA account, dividend and interest payments or any other source become available to the Funds and are invested in shares on the next business day following receipt in the CMA account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free cash balances are invested on the second following business day. A CMA participant desiring to make a cash deposit should contact his or her Merrill Lynch Financial Consultant for information concerning the local office’s cashiering deadline, which is dependent on such office’s arrangements with its commercial banks. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

        Manual Purchases.    Subscribers to the CMA service may make manual investments of $1,000 or more at any time in shares of a Fund not selected as their Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, CMA customers who enter manual purchase orders which include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. CMA customers desiring further information on this method of purchasing shares should contact their Merrill Lynch Financial Consultants.

        All purchases of CMA Fund shares and dividend reinvestments will be confirmed to CMA subscribers (rounded to the nearest share) in the CMA Account Statement which is sent to all CMA participants monthly.

        Merrill Lynch, in conjunction with another subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”) offers a modified version of the CMA account which has been designed for corporations and other businesses. This account, the Working Capital Management SM account (“WCMA”), provides participants with the features of a regular CMA account and also optional lines of credit. A brochure describing the WCMA program as well as information concerning charges for participation in the program, is available from Merrill Lynch.

         Participants in the WCMA program are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA account generally will be applied first, to the payment of pending securities transactions or other charges in the participant’s securities account, second, to reduce outstanding balances in the lines of credit available through such program and third, to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated CMA Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares—Redemption of Shares by CMA Subscribers—Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA participants. WCMA participants that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance; for participants who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

        From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA Account any not be available in such programs. For more information on the services available under such programs, participants should contact their Merrill Lynch Financial Consultants.

Purchase of Shares by Non-Cash Management Account Subscribers

        Shares of the Funds may be purchased by investors maintaining accounts directly with the Funds’ Transfer Agent who are not subscribers to the Cash Management Account program. Shareholders of the Funds not subscribing to such program will not be charged the applicable program fee, but will not receive any of the services available to program subscribers, such as the Visa card/check account or the automatic investment of free cash balances. The minimum initial purchase for non-program subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call (800) 221-7210.

         Payment to the Transfer Agent.    Investors who are not subscribers to the CMA program may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application which is available from Financial Data Services, Inc. Existing shareholders should enclose the detachable stub from a monthly account statement that they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

        The CMA Funds have been created for the purpose of being part of the CMA program or as part of other Merrill Lynch central asset account programs, and they do not offer certain typical money fund features such as exchange privileges. There are money market funds which have investment objectives similar to the CMA Funds and which offer check writing and exchange privileges, including others sponsored by Merrill Lynch (Merrill Lynch, however, does not sponsor money funds outside the CMA program which seek to provide income exempt from state or city income taxes). Prior to making an investment in any such money fund, an investor should obtain and read the prospectus of such money market fund.

        Shares of each Fund are offered continuously for sale by Merrill Lynch without a sales load at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal funds become available to the selling Fund. If Federal funds are available to such Fund prior to 12 noon on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

        The Trust, on behalf of each Fund, has entered into a separate Distribution Agreement with Merrill Lynch pursuant to which Merrill Lynch acts as the distributor for each Fund. The Distribution Agreements obligate Merrill Lynch to pay certain expenses in connection with the offering of the shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch will also pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreements described above.

Distribution Plans

        The Trust, on behalf of each Fund, has also adopted a separate Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act (the “Distribution Plans”) pursuant to which Merrill Lynch receives a distribution fee from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of that Fund attributable to subscribers to the CMA program, to investors maintaining securities accounts at Merrill Lynch who are not subscribers to the CMA programs and to investors maintaining accounts directly with the Transfer Agent, except that the value of Fund shares in accounts maintained directly with the Transfer Agent that are not serviced by Merrill Lynch Financial Consultants will be excluded. The Distribution Plans reimburse Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The distribution fees principally compensate Merrill Lynch Financial Consultants and other Merrill Lynch personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch that are covered by the Management Agreements (see “Management of the Funds—Management and Advisory Arrangements”) between the Trust and the Manager. The Trustees believe that the Funds’ expenditures under the Distribution Plans benefit the Funds and their shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

        Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the fiscal years ended March 31, 2000, 1999 and 1998. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

	For the Year Ended March 31,
	2000	1999	1998
Arizona Fund	$ 263,542	$ 252,963	$ 218,259
California Fund	$2,586,619	$2,589,655	$2,160,142
Connecticut Fund	$ 632,217	$ 556,486	$ 454,599
Massachusetts Fund	$ 453,159	$ 369,059	$ 283,055
Michigan Fund	$ 477,787	$ 450,367	$ 351,653
New Jersey Fund	$1,144,594	$1,033,214	$ 879,810
New York Fund	$2,260,684	$1,981,066	$1,646,549
North Carolina Fund	$ 365,734	$ 355,105	$ 340,553
Ohio Fund	$ 517,420	$ 484,767	$ 440,461
Pennsylvania Fund	$ 649,944	$ 604,797	$ 513,883

        The payment of the distribution fees under the Distribution Agreements is subject to the provisions of each Fund’s Distribution Plan and Rule 12b-1. Among other things, each Distribution Plan provides that Merrill Lynch shall provide and the Trustees of the Trust shall review quarterly reports regarding the payment of the respective distribution fees during such period. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the respective Fund and its shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. A Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding voting securities of the respective Fund. Finally, a Distribution Plan cannot be amended to increase materially the amount to be spent by the respective Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for that purpose.

REDEMPTION OF SHARES

        Reference is made to “How to Buy, Sell and Transfer Shares” in the Prospectus.

        Each Fund is required to redeem for cash all full and fractional shares of such Fund. The redemption price of a Fund is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value at 12 noon, Eastern time, on any day that the New York Stock Exchange (the “NYSE”) or New York banks are open for business, the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after 12 noon, the redemption will be effective on the next business day and payment will be made on such next day.

Redemption of Shares by CMA Subscribers

         Automatic Redemptions.    Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the Securities Account created by activity therein or to satisfy debit balances created by Visa card purchases, cash advances or checks written against the Visa Account. Each CMA account will be scanned automatically for debits each business day prior to 12 noon. After application of any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account or with a Merrill Lynch Bank will be withdrawn, to the extent necessary to satisfy any remaining debits in either the Securities Account or the Visa Account. Automatic redemptions or withdrawals will be made first from the participant’s Primary Money Account and then, to the extent necessary, from Money Accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the participant, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account which the participant first established. Margin loans through the Investor CreditLine SM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through Money Accounts, and shares of the Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

        As set forth in the current description of the CMA Program, it is expected that participants whose Securities Accounts are margin accounts with or through the Investor CreditLine SM service will be permitted to designate minimum balances to be maintained in shares of a CMA Fund or in deposits made pursuant to the Insured Savings Account (the “Minimum Money Accounts Balance”). If a participant designates a Minimum Money Accounts Balance, the shares or deposits representing such balance will not be redeemed or withdrawn until loans equal to the available margin loan value of securities in the Securities Account have been made. Participants considering the establishment of a Minimum Money Accounts Balance should review the description of this service contained in the description of the CMA program which is available from Merrill Lynch.

        Manual Redemptions.    Shareholders who are subscribers to the CMA program may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to the shareholder at his or her address of record or on request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If inadvertently sent to a Fund or the Transfer Agent, such redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “1934 Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Shareholders desiring to effect manual redemptions should contact their Merrill Lynch Financial Consultants.

        All redemptions of Fund shares will be confirmed to CMA subscribers in the CMA Account Statement which is sent to all CMA participants monthly.

Redemption of Shares by Non-CMA Subscribers

         Shareholders may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares—Redemption of Shares by CMA Subscribers—Manual Redemptions.”

         Shareholders maintaining an account directly with the Transfer Agent, who are not CMA program participants, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

        Shares of the Funds must be held in either a CMA account or through the Transfer Agent. Shareholders who no longer maintain a CMA account will have their shares automatically redeemed unless they elect to open an account for such shares through the Transfer Agent. Such shareholders will no longer receive any of the services available to CMA program participants.

        At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

DETERMINATION OF NET ASSET VALUE

        The net asset value of each Fund is determined by the Manager at 12 noon, Eastern time, on each business day the NYSE or New York banks are open for business. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined by adding the value of all securities and other assets in the portfolio, deducting the portfolio’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00, but no assistance can be given in this regard.

        Each fund values its portfolio securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

        In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months). Each Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Trust’s price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an “amortized cost” basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, each Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of each Fund by having each shareholder proportionately contribute shares to each Fund’s capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to each Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in each Fund.

        Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of each Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in each Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of each Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes.”

YIELD INFORMATION

        Each Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield on Fund shares does not reflect realized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, each Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner that does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compound yield calculation also does not reflect realized gains or losses on portfolio securities.

        The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by each Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.

Fund	Seven-Day Period Ended March 31, 2000 (Excluding gains and losses)
Arizona Fund	3.08%
California Fund	2.75%
Connecticut Fund	2.84%
Massachusetts Fund	3.08%
Michigan Fund	3.16%
New Jersey Fund	3.20%
New York Fund	3.17%
North Carolina Fund	3.10%
Ohio Fund	3.22%
Pennsylvania Fund	3.13%

        On occasion, each Fund may compare its yield to (i) industry averages compiled by MoneyNet Inc.’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National Index™ for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data published by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding or (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (vi) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of each Fund’s yield or relative performance for any future period. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

PORTFOLIO TRANSACTIONS

        Each Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees and the officers of each Fund, the Manager is primarily responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Trust’s policy of investing in securities with short maturities will result in high portfolio turnover.

        The money market securities in which the Funds invest are traded primarily in the “OTC” market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, each Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which each Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transaction of each Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Trust, may not serve as a Fund’s dealer in connection with such transactions except pursuant to the exemptive order described below. An affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis. A Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act.

        Prior to the receipt of the exemptive order described below, the Funds could be purchase securities in principal transactions from Merrill Lynch, although they could purchase tax-exempt securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with a rule adopted under the Investment Company Act. The Commission has issued an exemptive order permitting the Funds to conduct principal transactions with Merrill Lynch in Municipal Securities with remaining maturities of one year or less. This order contained a number of conditions, including conditions designed to ensure that the price to a Fund from Merrill Lynch is equal to or better than that available from other sources. Merrill Lynch has informed the Trust that it will in no way, at any time, attempt to influence or control the activities of any Fund or the Manager in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread for transactions of the type involved.

        Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the fiscal years ended March 31, 2000, 1999 and 1998.

	For the Year Ended March 31,
	2000		1999		1998
	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*
Arizona Fund	12	$ 23.9	10	$ 23.0	2	$ 2.2
California Fund	16	$176.2	43	$754.3	43	$614.7
Connecticut Fund	28	$117.3	17	$ 87.8	78	$230.3
Massachusetts Fund	7	$ 42.0	1	$ 5.6	21	$ 63.1
Michigan Fund	12	$ 95.6	12	$ 61.2	11	$ 52.5
New Jersey Fund	20	$146.3	10	$ 38.6	75	$258.7
New York Fund	0	$ —	0	$ —	6	$ 46.4
North Carolina Fund	40	$133.9	4	$ 10.3	11	$ 41.8
Ohio Fund	0	$ —	2	$ 3.3	13	$ 76.4
Pennsylvania Fund	9	$ 29.8	7	$ 29.2	6	$ 30.4

*	in millions

        The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, dealer spreads received by Merrill Lynch on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by a Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for the Custodian to receive any tender offer solicitation fees on behalf of each Fund payable with respect to portfolio securities of such Fund.

        The Funds do not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions of the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

DIVIDENDS AND TAXES

Dividends

        Dividends are declared and reinvested daily by each Fund in the form of additional shares at net asset value. Each Fund’s net income for dividend purposes is determined at 12 noon, Eastern time, on each day the NYSE or New York banks are open for business, immediately prior to the determination of such Fund’s net asset value on that day (see “Determination of Net Asset Value”). Such reinvestments will be reflected in shareholders’ monthly CMA transaction statements. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption, except that in those instances where shareholders request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

        Net income of each Fund (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of the Fund (including the fees payable to the Investment Adviser) for the period, (iii) plus or minus all realized gains and losses on portfolio securities. The amount of discount or premium on portfolio securities is fixed at the time of their purchase and consists of the difference between the purchase price for such securities and the principal amount of such securities. Unrealized gains and losses are reflected each Fund’s net assets and are not included in the calculation of net income.

TAXES

Federal

        The Trust intends to continue to qualify each Fund for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause each Fund to distribute substantially all of such income.

        As discussed in the Prospectus for the Funds, the Trust has a number of series, each referred to herein as a “Fund”. Each Fund is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus and herein. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

        The Trust intends to qualify each Fund to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to such Fund’s shareholders within 60 days after the close of the Fund’s taxable year. To the extent that the dividends distributed to a Fund’s shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of “industrial development bonds” or “private activity bonds”, if any, held by a Fund.

        To the extent that any Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time a shareholder has owned a Fund’s shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of each Fund’s taxable year, the Trust will provide the shareholders of each Fund with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

        All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference”, which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. The Funds will purchase such “private activity bonds”, and the Trust will report to shareholders within 60 days after calendar year-end the portion of each respective Fund’s dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings”, which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

        A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

         Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

State

         Arizona.    Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable as ordinary income for Arizona purposes.

         California.    So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

         Connecticut.    Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates, to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

        Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

        No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

         Massachusetts.    Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund may not be liable for any personal income or corporate excise tax in the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, and that is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”).

        Any capital gain dividends of the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rates for long-term capital gains vary from 0% to 5% based on the holding period of the asset generating the gain. Under proposed regulations, capital gain dividends of the Massachusetts Fund will be taxed at the 5% rate unless the Fund provides certain information to the Massachusetts Commissioner of Revenue and to Massachusetts Fund Shareholders regarding the various rate categories from which its net capital gains were derived. The Massachusetts Fund does not at this time intend to provide the information required by the proposed regulations. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder, which relates or is allocable to Massachusetts-exempt dividends received by the shareholder, will not be deductible for Massachusetts personal income tax purposes.

        In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

         Michigan.    Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

        The intangibles tax was totally repealed effective January 1, 1998. The income tax rate will begin a gradual reduction beginning in year 2000, from the present 4.2 percent, down to a 3.9 percent rate for year 2004 and beyond. The single business tax is being phased-out over a twenty-three year period at a rate of one-tenth of one percent per year beginning in 1999.

        New Jersey.    To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through tax-exempt interest. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends. Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors which might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisors with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

        Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

        On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

        New York.    The portion of exempt-interest dividends equal to the proportion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will be subject to New York State corporate franchise and New York City corporation income tax.

        North Carolina.    Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

        An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

        Ohio.     Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund’s distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

         Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

         Pennsylvania.    To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

        Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

        Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

        As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

        Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the United States Securities & Exchange Commission. Pennsylvania has enacted legislation which eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

        The foregoing is a general and abbreviated summary of the tax laws for the designated states as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each Fund should consult their tax advisers about other state and local tax consequences of their investment in such Fund.

GENERAL INFORMATION

Description of Series and Shares

        The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective series and in net assets of such series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.

        The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

        The Manager provided the initial capital for each Fund by purchasing 100,000 shares of each Fund. Such shares were acquired for investment and can only be disposed of by redemption. Excepting the Arizona Fund, the organizational expenses of each Fund were paid by the respective Fund and were amortized over a period not exceeding five years from such Fund’s commencement of operations. The organizational expenses of the Arizona Fund ($35,700) were paid by the Arizona Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager on the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

Independent Auditors

        Deloitte & Touche LLP , Princeton Forrestal Village, 116-330 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of each Fund.

Custodian

        State Street Bank and Trust Company (the “Custodian”), P.O. Box 1713, Boston, Massachusetts 02101 acts as custodian of each Fund’s assets. The Custodian is responsible for safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as each Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell and Transfer Shares—Through the Transfer Agent” in the Prospectus.

Legal Counsel

        Brown & Wood LLP , One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

Reports to Shareholders

        The fiscal year of each Fund ends on March 31. Each Fund sends to its shareholders, at least semi-annually, reports showing each Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

Shareholder Inquiries

         Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information with respect to the shares of each Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which each Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        The Cash Management Account financial service program is also marketed by Merrill Lynch under the registered service mark “CMA.”

        The Declaration of Trust establishing the Trust, as amended (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name “CMA Multi-State Municipal Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard for his or her duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

        To the knowledge of the Funds, no person owned beneficially 5% or more of any Fund’s shares as of June 1, 2000, except that the following person owned beneficially 5% or more of the North Carolina Fund:

Name	Address	Percent of Class
Mr. W. Dunlop White, Jr.	920 Wellington Road	5.1%
	Salem, NC 27106

32

FINANCIAL STATEMENTS

        Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its annual report to shareholders for the year ended March 31, 2000. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

APPENDIX A

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

        The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

        Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve, and then sustain, steady growth rates in recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since the end of 1999, it is predicted to continue expanding. Overall, economists agree that the State’s economy will continue to grow, though at a more sustainable rate, throughout 2000.

         Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. In the last decade, the State’s population increased 22% to 4.87 million. The State’s population is predicted to increase another 2.7% in 2000 to 4.97 million. Between 1990 and 1998, the State’s population increased 21%, to a total of 4.66 million; during the same period, Maricopa County, the State’s most populous county, had the single largest population inflow (in absolute terms) of any county in the country. With a current population of more than 2.8 million, Maricopa County is home to more people than 17 states. Through the year 2002, the State predicts an annual average population growth of approximately 2.7%, or 127,000 people, per year.

        Part of the State’s recent popularity can be attributed to the favorable job climate. For the period from 1993 to 1999, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. Though the rate showed a moderate slowing in 1999, Arizona’s job growth was still fast enough to rank second in the nation. Job growth is predicted to continue to increase 3.9% in 2000 and 3.6% in 2001, two to three times the national pace. A relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services), a recovery in Asian markets, and continued growth in retail trade, manufacturing and services should enable the State to realize these positive, though more modest, gains. Unemployment has declined in the last four years from an average of 5.5% in 1996 to 4.4% in 1999.

        The State’s recent economic growth has enabled Arizonans to realize substantial gains in personal income. While the State’s per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high numbers of retirees and children, and the State’s below-average wage scale, the State’s per capita personal income growth of nearly 4.5% by 1999. Similar growth is projected in 2002. The gains in per capita personal income during this period have also led to steady growth in retail sales. Average retail sales grew 4.3% in 1999 and are predicted to increase between 3.7 and 5.0% in 2000.

        The State government’s fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had significant budget surpluses each year from 1993 through 1998. However, during fiscal year 1999, a significant portion of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1998 to approximately $70 million. On April 16, 1999, the Governor signed the State’s $12 billion budget for the 2000 and 2001 fiscal years. Although an amendment to the State’s Constitution requiring a  2 /3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State’s ability to raise additional revenue if needed, the State has placed in excess of $400 million of its surplus revenues in a rainy-day fund to protect against such an eventuality.

        In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. The Supreme Court directed the State Legislature to make appropriate changes in the system to rectify this disparity. After several efforts, the State Legislature, in 1998, adopted legislation which establishes a State Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund which will be funded by annual State appropriations. Under limited circumstances, the voters in a local school district could authorize the issuance and sale of bonds to pay for the acquisition or construction of new capital facilities in the district which exceed the State’s established minimum standards. This legislation should have no effect on the obligation or ability of the districts to pay debt service on currently outstanding bonds.

        Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the sixth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States. Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County has achieved an average annual employment growth rate of 4.5% or more each year since 1995. In addition, several large, publicly-traded companies, such as The Dial Corp., Phelps Dodge and MicroAge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. A variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

        Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson from Canoga Park, California, several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. Pima County traditionally experienced more modest annual job growth, averaging 2.0-2.5%; this rate is expected to continue for the forseeable future.

APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

        The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of California issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

General Economic Conditions

        The economy of the State of California (sometimes referred to herein as the “State”) is one of the largest in the world. Since 1994, California’s economy has been performing strongly after suffering a deep recession between 1990-1994.

         California’s July 1, 1999 population of over 34 million represented over 12% of the total United States population.

         California’s population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96% of the State’s population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the five-county Los Angeles area accounted for 49% of the State’s population, with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

        The Governor issues a proposed budget in January and a revision to that January Budget in May. In the 2000 May Revision released by the Governor on May 15, 2000 (the “2000 May Revision”), the Department of Finance projected that the California economy will continue to show strong growth in 2000, followed by more moderate gains in 2001. The projection assumes a relatively flat stock market, and a 25% reduction in stock option income in 2000-01. The economic expansion has been marked by strong growth in high technology manufacturing and business services (including software, computer programming and the Internet), nonresidential construction, entertainment and tourism-related industries. Growth in 1999 was greater than earlier years in the economic expansion, with 23.7% year-over-year increase in nonfarm payroll employment. Unemployment, now less than 5%, is at the lowest rate in over 30 years. Taxable sales in the first quarter of 2000 are 10% above year-earlier levels. Significant economic improvement in Asia (Japan excluded), ongoing strength in NAFTA partners Mexico and Canada, and stronger growth in Europe are expected to further increase California-made exports in 2000 and 2001. Nonresidential construction has been strong for the past four years. New residential construction has increased since lows of the early 1990’s recession, but remains lower than during the previous economic expansion in the 1980’s.

1995-96 Through 1998-99 Fiscal Years

        Following a severe recession beginning in 1990, the State’s financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State’s cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years.

        The California economy grew strongly during the fiscal years beginning in 1995-96 years, and as a result, the General Fund (the principal operating fund that holds major revenue sources for the State) took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.7 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives. The accumulated budget deficit from the recession years was finally eliminated.

        In the 1999 Budget Act, signed by the Governor on June 29, 1999, the Department of Finance reflected the State’s budget reserve (the Special Fund for Economic Uncertainties or SFEU) as having a balance of about $1,932 billion at June 30, 1999. The June 30, 2000, budget reserve projection reflects the latest revenue projections and expenditure amounts as updated in the 2000 May Revision to the 2000-01 Governor’s Budget. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation that appropriate funds. Other factors including re-estimates of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount.

        At the time of the release of the 2000 May Revision, on May 15, 2000, the Department of Finance projected the budget reserve would have a balance of about $6.920 billion at June 30, 2000, compared to the amount of $880 million projected at the time the 1999 Budget Act was signed on June 29, 1999, and the amount of $2.420 billion projected in the 2000-01 Governor’s Budget released January 10, 2000.

        The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

        1.   The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill that provided for a phased-in reduction of the Vehicle License Fee (“VLF”). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 fiscal year and about $1 billion annually thereafter.

        In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters’ tax credit ($133 million), and various targeted business tax credits ($106 million).

        2.   On November 8, 1998, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level, primarily by guaranteeing local school and community college (“K-14”) schools a minimum share of General Fund revenues. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years loans to schools, as part of the settlement of the California Teachers’ Association v. Gould lawsuit. That lawsuit, filed in 1992, requires that the State and K-14 schools share in repayment of prior years’ emergency loans to schools.

        3.   Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6%).

        4.   The Budget included increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

5. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and a rising prison population.

        6.   Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State’s contribution to the State Teacher’s Retirement System in 1998-99.

        Final tabulation of revenues and expenditures contained in the 2000-01 January Governor’s Budget (the “2000 January Governor’s Budget”), released on January 10, 2000, reveals that stronger than expected economic conditions in the State produced total 1998-99 General Fund revenues of about $58.6 billion, almost $1.6 billion above the 1998 Budget Act estimates. Actual General Fund expenditures were $57.8 billion, the amount estimated at the 1998 Budget Act. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The 2000 January Governor’s Budget reports a balance in the State’s budget reserve at June 30, 1999, of approximately $3.1 billion on a budgetary basis.

         Federal Welfare Reform.    Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the “Law”) making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) a change of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (“TANF”), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law) allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

        As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State’s public assistance programs to implement the new federal Law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act (“CalWORKs”), which replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. As required by the federal Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

        Counties have been successful in earning performance incentive payments and have earned amounts in excess of the available appropriation for 1998-99 and, it is estimated, for 1999-00 as well. The Administration proposes to modify the current incentive structure in 2000-01 to permit adequate funding for other CalWORKs program demands in the future and proposes to put a limit on county incentives earned after 1999-00 equal to the annual Budget Act appropriation for incentives. No appropriation is proposed for new county incentive earnings in 2000-01.

        In addition, the Administration proposes to establish a $294.3 million TANF reserve for contingencies. These funds will be available for unanticipated needs in any Department of Social Services program for which TANF funds are appropriated, including CalWORKs benefit, employment services, and county administration costs. The funds also may be used to pay any prior year CalWORKs county performance incentives earned by counties that have spent the incentive funds allocated to them from the funds appropriated for incentives through 1999-00.

        To date, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload is projected to be 580,000 in 1999-00 and 549,000 in 2000-01, down from a high of 921,000 cases in 1994-95. The longer-term impact of the new federal law and CalWORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.

        The 2000-01 CalWORKs budget reflects California’s success in meeting the federally mandated work participation requirements for federal fiscal year 1998. With that goal being met, the federally imposed maintenance-of-effort (MOE) level for California is reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75 percent ($2.7 billion). It is still uncertain if the State will meet the work participation requirements for federal fiscal year 1999; however, due to program changes, it is expected that California will meet the work participation goal in federal fiscal year 2000 and beyond.

        In addition, California has received a TANF High Performance Bonus award of $45.5 million. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce. Using this award, the Administration proposes the establishment of an additional TANF reserve that will be available for any Department of Social Services program for which TANF funds have been appropriated in the Budget Act.

        The 2000 May Revision to the 2000 January Governor’s Budget proposes expenditures that will continue to meet, but not exceed, the federally required $2.7 billion combined State and county MOE requirement. Total CalWORKs-related expenditures are estimated to be $7.2 billion for 1999-00 and $7.0 billion for 2000-01, including child care transfer amounts for the Department of Education.

         1999-00 Fiscal Year Budget.    On January 8, 1999, Governor Davis released his proposed budget for fiscal year 1999-00 (the “1999 January Governor’s Budget”). The 1999 January Governor’s Budget generally reported that General Fund revenues for fiscal year 1998-99 and fiscal year 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some welfare caseloads would be higher than earlier projections. The 1999 January Governor’s Budget proposed $60.5 billion of General Fund expenditures in fiscal year 1999-00, with a $415 million SFEU reserve or budget reserve at June 30, 2000.

        The 1999 May Revision released by the Governor in May 1999 and revising his 1999 January Governor’s Budget (the “1999 May Revision”) showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the “1999 Budget Act”), meeting the Constitutional deadline for budget enactment for only the second time in the 1990s.

        The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and special fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the budget reserve would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million that (after the Governor’s vetoes) was “set aside” to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

        The principal features of the 1999 Budget Act include the following:

        1.   Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The 1999 Budget also included $310 million as repayment of prior years’ loans to schools, as part of the settlement of the California Teachers’ Association v. Gould lawsuit. (See “Constitutional and Statutory Limitations.”)

        2.   Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3%) for the University of California (“UC”) and $126 million (5.9%) for the California State University (“CSU”) system. In addition, Community Colleges funding increased by $324.3 million (6.6%). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

3. The 1999 Budget included increased funding of nearly $600 million for health and human services.

        4.   About $800 million from the General Fund was to be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

        5.   The Legislature enacted a one-year additional reduction of 10% of the Vehicle License Fee for calendar year 2000, at a General Fund cost of about $250 million in each of fiscal year 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.

        6.   A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

        The revised 1999-00 budget included in the 2000 May Revision of the 2000-01 Governor’s Budget, released on May 15, 2000, reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. As a result of the very strong economy in the State and associated extraordinary revenue receipts, revised 1999-00 General Fund revenues are $70.9 billion, an increase of $7.9 billion above the projections made when the 1999 Budget Act was enacted, and $5.7 billion above the previous estimate made in the 2000-01 Governor’s Budget in January 2000. Revised 1999-00 expenditures are $67.3 billion or $3.6 billion higher than projections at the 1999 Budget Act. These additional expenditures include a supplemental appropriation of $665 million for Smog Impact Fee refunds (see discussion of Jordan v. D.M.V. case in “Pending Litigation” below). The Department of Finance projects that the balance in the budget reserve will be about $6.9 billion at June 30, 2000, much of which will be appropriated for Fiscal Year 2000-01.

CURRENT STATE BUDGET

         Proposed 2000-01 Fiscal Year Budget.    On January 10, 2000, Governor Davis released his 2000 January Governor’s Budget, which generally reflected an estimate that General Fund revenues for Fiscal Year 1999-00 would be higher than projections made at the time of the 1999 Budget Act. Even these positive estimates proved to be greatly understated as continuing economic growth and stock market gains (at least through the first quarter of 2000) resulted in a surge of revenues. The Administration estimated in the 2000 May Revision that General Fund revenues would total $70.9 billion in 1999-00, and $73.8 billion in 2000-01, a two-year increase of $12.3 billion above the 2000 January Governor’s Budget revenue estimates. The 2000-01 revenue estimate assumes a $545 million reduction in personal income tax revenue from the Governor’s proposal to provide an income tax exemption for all teachers in the State.

        The 2000 May Revision proposes General Fund expenditures of $78.2 billion, as compared to an original spending proposal of $68.8 billion in the 2000 January Governor’s Budget. Included in the revised Budget are set-asides of $500 million for legal contingencies and $200 million for various one-time legislative initiatives. Based on the proposed revenues and expenditures, the 2000 May Revision projects the June 30, 2001 balance in the budget reserve fund to be $1.769 billion, up from $1.238 billion proposed in the 2000 January Governor’s Budget.

        The 2000 May Revision contains a number of proposals for spending the additional revenues, mostly in 2000-01. According to a report by the Legislative Analyst’s Office, about $7.2 billion is proposed for one-time expenditures, including a general tax rebate and senior citizen’s tax relief ($1.9 billion), aid to public schools ($1.5 billion), transportation ($1.5 billion), housing ($500 million), set-asides and increased reserves ($600 million) and other uses ($1.2 billion). About $5.1 billion is proposed for program enhancements that would be permanent, including increased Proposition 98 funds for schools ($2.4 billion), tax relief ($600 million, including the exemption for teachers mentioned above), transportation ($440 million per year for five years), health and social services ($1.1 billion) and other ($600 million). All of these proposals are subject to review and action by the Legislature.

        The Legislature has adopted a budget and has sent it to the Governor for his consideration.

         Tobacco Litigation.    In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the State’s settlement, half of these moneys will be paid to the State, and half to local governments (cities of San Diego, Los Angeles, San Francisco and San Jose and all counties). The 2000 May Revision to the 2000 January Governor’s Budget includes the receipt of $515 million of settlement money to the General Fund in fiscal year 1999-00. In 2000-01, General Fund tobacco settlement receipts are forecast to be $388 million.

        The specific amount to be received by the State and local governments is, however, subject to adjustment for a number of reasons. Various details in the settlement allow reduction of the companies’ payments because of events such as certain types of federal legislation or reductions in cigarette sales. The “first annual” payment, received in April 2000, was 12% lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the companies go into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages: see “Pending Litigation” below.

Local Governments

        The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,900,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 475 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

        In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property and tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession, the Legislature eliminated remnants of this post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

        Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, an annual program supporting local public safety departments, and various other measures.

        The 1999 Budget Act included a $150 million one-time grant of money from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide approximately $35.8 million annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

        The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see “Federal Welfare Reform” above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

         Historically, funding for the State’s trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, restructured the State’s trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. County contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations was reduced by $290 million, and cities retained $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act included funds to further reduce the county general fund contribution by an additional $96 million by reducing by 100 percent the contributions of the next 18 smallest counties and by 10 percent the general fund contribution of the remaining 21 counties. The 2000 May Revision proposes to continue this permanent assistance to local governments.

        On November 5, 1996, voters approved Proposition 218, called the “Right to Vote on Taxes Act,” which adds new Articles XIIIC and XIIID into the California Constitution. These provisions enact limits on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. The State Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars. Proposition 218 does not affect the State or its ability to levy or collect taxes.

        On December 23, 1997, lead claimant Sonoma County and a consortium of California counties filed a test claim with the Commission on State Mandates (the “Commission”) asking the Commission to determine whether the property tax shift from counties to the Educational Revenue Augmentation Fund beginning in 1993-94, which is a funding source for schools, is a reimbursable state mandated cost. On August 11, 1998, the State Department of Justice, on behalf of the State Department of Finance, filed a rebuttal in opposition to the counties’ claim. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor of the State. In March 1999, Sonoma County filed suit in the Superior Court to overturn the Commission’s decision. In October 1999, a Sonoma County Superior Court Judge ruled in favor of the county. The claimants sought review in the Sonoma County Superior Court. On November 10, 1999, the superior court granted the counties’ petition for writ of mandate and reversed the Commission’s decision. The State then appealed to the court of appeal and briefing in that court will be completed by the end of June 2000. Meanwhile, on April 19, 2000, the California Supreme Court denied the counties’ petition to transfer the State’s appeal directly to the Supreme Court. Should the final decision on this matter be in favor of the counties, the impact to the State General Fund could be more than $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

         Constitutional and Statutory Limitations.    Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA, provides that the maximum ad valorem tax on real property cannot exceed 1% of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 45, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. “Full cash value” is defined as “the County Assessor’s valuation of real property as shown on the 1975-76 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The “full cash value” is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

        Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

        At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public eduction below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment (“Test 2”), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a “credit” to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1998-99 fiscal year, implementing Proposition 98, determined the K-14 schools’ funding guarantee under Test 1 to be 40.3 percent of General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

        During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the “extra” Proposition 98 payments in one year as a “loan” from future years’ Proposition 98 entitlements and also intended that the “extra” payments would not be included in the Proposition 98 “base” for calculating future years’ entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-92 fiscal year to the 1993-94 fiscal year.

        In 1992, a lawsuit was filed, called California Teachers’ Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years’ emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools’ share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from “below” the current base. Repayments are spread over the eight-year period of the 1994-95 fiscal year through the 2001-02 fiscal year to reduce any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the 1994-95 to 1999-00 fiscal years have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years’ budgets. Because of the State’s increasing revenues, per-pupil funding at the K-12 level has increased by more than 50% from the level in place from 1991-92, and its estimated at about $6,672 per the average daily attendance rate of students in 2000-01. A significant amount of the “extra” Proposition 98 monies in the last few years has been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-01, the Governor has also proposed new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations. Additional initiatives include teacher performance bonuses, tax relief for teachers and an expansion of English Language Learners Programs.

        On November 8, 1994, the voters approved Proposition 187, an initiative statute (“Proposition 187”). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district “reasonably suspects” that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States.

        Opponents of Proposition 187 filed at least eight lawsuits (which were subsequently consolidated) challenging the constitutionally and validity of the measure. On March 18, 1998, a United States District Court judge entered a final judgment in the case, holding key portions of the measure unconstitutional and permanently enjoining the State from implementing those sections that would have required law enforcement, teachers and social services and health care workers to verify a person’s immigration status and subsequently report illegal immigrants to authorities and deny them social services, health care and education benefits. An appeal by the State Attorney General was filed with the Ninth Circuit Court of Appeals on March 25, 1998. Governor Gray Davis subsequently asked the United States Ninth Circuit Court of Appeal to serve as mediator on the issue. On April 26, 1999, the Ninth Circuit Court of Appeal granted Governor Davis’ request for mediation of the controversy. In response, David B. Lombardi, Chief Mediator for the Ninth Circuit Mediation Office ordered a stay until June 18, 1999 of all appellate proceedings in connection with the six cases then pending before the Court of Appeal involving Proposition 187 challenges. On June 1, 1999, the Howard Jarvis Taxpayers’ Association sued Governor Davis in the California Supreme Court challenging Governor Davis’ right to submit Proposition 187 to mediation, which the plaintiff claims undermine the public’s right of initiative. On June 30, 1999, the California Supreme Court declined to hear the case. Since that time, Governor Davis had the State’s appeal withdrawn, letting stand the District Court rulings.

        At the November 1998 elections voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State’s cash flow.

        Future Initiatives.    Articles XIIIA, XIIIB, XIIIC and XIIID were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

         Pending Litigation    The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

        The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to the state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates). The Board of Control decided in favor of local school districts’ claims for reimbursement for special education programs and services for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission on State Mandates for redetermination. The Commission on State Mandates expanded the claim to include supplemental claims filed by several other educational institutions are determined that part, but not all, of the claims should have been paid by the State. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion. The Commission on State Mandates issued a decision in December 1998 determining that a small number of components of the State’s special education program are state mandated local costs. The administrative proceeding is in the “parameters and guidelines” stage where the Commission is considering whether and to what extent the costs associated with the state mandated components of the special education program are offset by funds that the State already allocates to that program. The State’s position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding. Potential liability of the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance to be in excess of $1.5 billion, if the State is not credited for its existing funding of the program. The Commission was unable to resolve two other identified aspects of the State’s program due to tie votes. As such, the Commission referred these matters to an administrative law judge for preparation of recommended decisions. One of these matters encompasses all special education services for students between the ages of 3 to 5 and 18 to 21, and thus represents significant additional potential liability if the claim is ultimately upheld and the State is denied credit for its existing funding.

        The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et. al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are each fully liable for future costs, and an order that the cleanup be completed. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator and generator of the wastes taken to that site. The State has appealed. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State’s insurance carriers. The State has filed a suit against certain of these carriers and trial is expected to begin in 2001.

        The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yube River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court’s judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs’ petition for review. No trial date has been set although trial management issues, including whether plaintiffs have the right to a jury trial on their inverse condemnation claim and whether trial should be held in Yuba County, are presently being considered by the trial court.

        On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et. al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions that had intervened in the case appealed the trial court’s preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions’ requests and stayed the preliminary injunction pending the Court of Appeal’s decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs’ request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court’s preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller’s request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has been set for oral argument.

        A judgment was entered for the plaintiff in August 1998 in the case of Ceridian Corporation v. Franchise Tax Board, a suit that challenged the validity of two sections of the California Tax laws. The first related to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second related to corporate deduction of dividends to the extent the earnings of the dividend-paying corporation have already been included in the measure of their California tax. On August 13, 1998, the court issued a judgment against the Franchise Tax Board on both issues. The Franchise Tax Board has appealed the judgment. Briefing has been completed. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiff, however, contends that if it prevails, the deduction should be extended to all dividends that would result in a one-time liability for open years of approximately $60 million, including interest, and an annual revenue loss of approximately $10 million. No date has yet been set for oral argument.

        The State is also a defendant in First Credit Bank etc. v. Franchise Tax Board, which challenges a Revenue & Taxation Code section similar to the one challenged in the Ceridian case, but applicable to a different group of corporate taxpayers. The State’s motion for summary judgment is currently pending and a trial date has been set in September 2000. A decision in the Ceridian case could impact the outcome of this case. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends, which would result in a one-time liability for open years of approximately $385 million, including interest, and an annual revenue loss of approximately $60 million.

        In January of 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately 1.6 to 2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined an existing suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs’ complaint in January of 2000. No trial date has been set. The State is defending the action.

         Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future. Trial is scheduled for September 2000.

        The State is involved in two refunds actions, Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and California Assn. of Retail Tobacconists (CART), et al v. Board of Equalization, et al. that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. Plaintiffs McLane/Suneast seek a refund between $500,000 and $1 million. The State is contesting these cases. The State’s motion for judgment on the pleadings was granted but the court gave the three sets of plaintiffs permission to amend their complaints. As a result, the defendants’ motion for summary judgment was taken off the calendar. A hearing on the State’s demurrer to the third amended complaint by CART, the second amended complaint by Cigarettes Cheaper! and the first amended complaint by McLane/Suneast is pending. The State has obtained several protective orders and extensive discovery continues. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

        The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code: Hunt-Wesson, Inc., v. Franchise Tax Board and F.W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board. In both cases, the Franchise Tax Board prevailed in the California Court of Appeal and the California Supreme Court denied taxpayers’ petitions for review. In both cases, the United States Supreme Court granted certiorari. On February 22, 2000, the United States Supreme Court reversed and remanded the Hunt-Wesson case to the California Court of Appeal for further proceedings. Although the Court did not take similar action in the Woolworth Co. case, it is anticipated that it will do so. The Franchise Tax Board recently estimated that the adverse decisions in these cases will result in a reduction in State revenues of approximately $15 million annually, with past year collection and interest exposure of approximately $95 million.

        Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue & Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and the court has affirmed the trial court judgement. The taxpayer may attempt to appeal. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

        Jordan et al. v. Department of Motor Vehicles, et al. challenges the validity of the Vehicle Smog Impact Fee, a $300 fee that is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. In October 1999, the Court of Appeal upheld a trial court judgment for the plaintiffs and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $750 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. Legislation has been enacted, which the Governor is prepared to sign, providing a $665 million supplemental appropriation in 1999-00 to pay these claims.

        PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import-/re-entry business, seeking to overturn the tobacco Master Settlement Agreement (“MSA”) entered between 46 states and the tobacco industry in November, 1998. See “Tobacco Litigation” above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the State and State officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. Plaintiffs have filed an amended complaint and the State has filed a motion to dismiss the amended complaint. A hearing on the State’s motion to dismiss was heard on May 8, 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50% will go directly to the State’s General Fund and the other 50% directly to the State’s 58 counties and 4 largest cities).

        Arnett v. California Public Employees Retirement System, et. al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement (“IDR”) benefits. Plaintiffs contend that the formula that determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 (“ADEA”). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court’s dismissal of the complaint for failure to state a claim. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit has remanded the case to the District Court and the State has filed a motion to dismiss the complaint based upon a lack of subject matter jurisdiction.

        In FORCES Action Project, et al. v. State of California, et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs’ claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing is expected to be complete by July 2000.

        Louis Bolduc, et al. v. State of California, et al. is a class action filed on July 13, 1999 by six Medi-Cal beneficiaries who have received medical treatment for smoking-related diseases. Plaintiffs allege the State owes them an unspecified portion of the tobacco settlement monies under a federal regulation that requires a state to turn over to an injured Medicaid beneficiary any monies the state recovers from a third party tortfeasor in excess of the costs of the care provided. The State moved to dismiss the complaint on September 8, 1999. On February 29, 2000, the court denied the State’s motion to dismiss, but struck the plaintiffs’ class action allegations. The State is seeking appellate review of that portion of the court’s order denying its motion to dismiss, and plaintiffs have appealed the court’s striking of their class action allegations. All written briefs should be filed by August 2000.

        On March 30, 2000, a group of students, parents, and community based organizations representing school children in the Los Angeles Unified School District brought a lawsuit against the State Allocation Board (“SAB”), the State Office of Public School Construction (“OPSC”) and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as “Proposition 1A”). Plaintiffs allege that funds are not being allocated reasonably and fairly according to need on the basis of a uniform, state wide assessment of highest priority needs. Plaintiffs seek a declaration of the illegality of the current allocation system, and a preliminary and permanent injunction and/or a writ of mandate against further allocation of Proposition 1A funds unless the allocation system is modified. On May 12, 2000, Judge David P. Yaffe of the Superior Court denied plaintiffs’ request for a temporary restraining order, and a hearing on plaintiffs’ request for a preliminary injunction has been scheduled. Also, a hearing on the United Teachers of Los Angeles’ motion for intervention is scheduled for late July 2000. The State will defend this lawsuit. The plaintiffs have not questioned the legality of, or sought any relief concerning, any commercial paper notes or bonds issued by the State under Proposition 1A, all of which funded projects based on allocations made prior to the filing of the lawsuit. The Attorney General is of the opinion that the lawsuit does not affect the validity of any State bonds.

APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

        The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

         Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the “State”). The State’s manufacturing industry is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 16.92% of total non-agricultural employment in Connecticut in 1998. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy.

        The average annual unemployment rate in Connecticut increased from a low of 3.6% in 1989 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 3.0% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $25,935 to $38,747. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

        At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the seven fiscal years ended June 30, 1998, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, and $71,800,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and projected surpluses of $64,400,000 and $4,800,000, respectively, for those years.

        As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State’s expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, revenue of $11,281,300,000, and a resulting surplus of only $500,000. A special legislative session will be needed to implement various provisions of the midterm budget adjustments, which could result in changes to them.

        The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of January 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,310,385,000, of which $11,338,459,000 had been approved for issuance by the State Bond Commission and $9,872,122,000 had been issued. As of January 1, 2000, net State direct general obligation bond indebtedness outstanding was $6,795,705,000.

        In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance improvements, $359,475,000 of which were outstanding on October 15, 1999. Additional costs for the improvements anticipated to be $288,000,000 are expected to be funded from other sources.

        In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of January 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,315,600,000.

        In 1984, the State established a program to plan, construct and improve the State’s transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.0 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation (“STO”) bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

        The State’s general obligation bonds are rated Aa3 by Moody’s and AA by Fitch. On October 8, 1998, Standard & Poor’s upgraded its ratings of the State’s general obligation bonds from AA- to AA.

        The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State’s land area; (iii) an action by certain students and municipalities claiming that the State’s formula for financing public education violates the State’s constitution and seeking a declaratory judgment and injunctive relief; and (iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action against the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.

        As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court’s ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

        The State’s Department of Information Technology coordinated a review of the State’s Year 2000 exposure and completed its plans on a timely basis. As of December 31, 1999, 99.5% of the testing cycles required to validate compliance in mission critical systems had been completed. Nevertheless, there is still a risk that all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State’s systems or service commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.

        General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

        In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from the revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

        Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

        The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Massachusetts issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

        While economic growth in the Commonwealth of Massachusetts (sometimes referred to herein as the “Commonwealth”) slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of May 2000, the Commonwealth’s unadjusted unemployment rate was 2.3% as compared to a national average of 3.9%. Per capita personal income in the Commonwealth is currently higher than the national average.

        In fiscal 1998, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.0% over the prior fiscal year to $19.800 billion. Expenditures increased by 5.9% over the prior fiscal year to $19.002 billion. As a result, the Commonwealth ended fiscal year 1998 with a positive closing fund balance of $2.192 billion.

        In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

        Budgeted revenues and other sources in fiscal 2000, which will end on June 30, 2000, were estimated as of June 16, 2000, by the Executive Office for Administration and Finance to be approximately $21.641 billion, including tax revenues of $15.46 billion. It is estimated that fiscal 2000 budgeted expenditures and other uses will be $21.259 billion and that fiscal 2000 will end with fund balances of $2,319 billion.

        On April 14, 2000 the House of Representatives approved its version of the fiscal 2001 budget. The House budget provides for total appropriations of approximately $21.8 billion and is based on a tax revenue estimate of $15.283 billion, excluding $645 million of sales tax receipts dedicated to the Massachusetts Bay Transportation Authority as a result of forward funding legislation. On May 25, 2000 the Senate approved its version of the fiscal 2001 budget, which provides for total spending of approximately $21.549 billion and is based on a tax revenue estimate of approximately $15.204 billion, which is essentially equivalent to the House estimate after adjusting for proposed tax cuts in the Senate budget. Based on tax revenue through April, the Secretary of Administration and Finance did not agree with the Legislature’s proposed tax revenue estimate and consensus was not reached by May 15, 2000 as required by state finance law. On June 12, 2000 the Secretary of Administration and Finance informed the chairmen of the House and Senate Committees on Ways and Means that the administration accepted the legislative consensus tax revenue estimate for fiscal 2001 ($15.283 billion before any tax cuts), based on higher-than-expected tax collections in May, 2000. The differences between the House and Senate versions will be reconciled by a legislative conference committee.

        On February 9, 2000, the Governor announced a debt reduction proposal to be funded with approximately $150 million in accumulated surplus revenues from fiscal 1997, 1998, and 1999 (now on deposit in the Capital Projects Fund) and surplus revenues expected on account of fiscal 2000, estimated as of March 3, 2000, at $200 million. Under the Governor’s proposal, such moneys would be applied to the retirement of outstanding Commonwealth debt bearing the highest interest rates.

        Both Standard & Poor’s and Fitch IBCA, Duff & Phelps have rated the Commonwealth’s general obligation bonds as AA-. Moody’s Investors Service, Inc. has rated the Commonwealth’s bonds as Aa2. From time to time, agencies may change their ratings.

        Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth’s General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1995 through fiscal 1999 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 2000 will not reach such limit. In addition, legislation enacted in December, 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding direct bonds upon the issuance of the refunding bonds. The limit did not apply to certain fiscal recovery bonds issued in 1990 to fund the 1990 operating deficit, the final maturity of which was paid on December 1, 1997. In January, 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This limit did not apply to the fiscal recovery bonds.

        Certain of the Commonwealth’s cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

        The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel Project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000 the U.S. Secretary of Transportation released a report dated March 31, 2000 that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority should continue to be responsible for the management of the project. The reports stated that there were risks that could lead to cost exposures in addition to those identified in the March 15, 2000 finance plan update submitted by the Massachusetts Turnpike Authority in the range of $300 million to $480 million. The task force estimated that a realistic total cost estimate for the project was $13.4 billion to $13.6 billion. The report stated that the Commonwealth appeared to have adequate resources to finance the additional costs but had not yet identified precisely how it would do so, noting that several of the elements in the Governor’s proposed funding plan did not appear to have state legislative support. Upon receiving the report, the Governor requested and received the resignation of the chairman of the Massachusetts Turnpike Authority and appointed a new chairman.

        The Executive Office for Administration and Finance has engaged the services of an independent consulting and accounting firm to review costs associated with the Central Artery/Ted Williams Tunnel project and expects to receive the results of the firm’s review by the end of July, 2000. On May 17, 2000 the Governor approved legislation to provide financing for the additional costs of the Central Artery/Ted Williams Tunnel project and for the statewide road and bridge program. The legislation authorizes approximately $1.520 billion of Commonwealth bonds, which may be issued as general obligations or as special obligations payable from the gasoline tax and, in the case of $1.35 billion, from Highway Fund revenues generally. The legislation reinstates certain fees collected by the Registry of Motor Vehicles. On June 16, 2000 the Massachusetts Turnpike Authority filed with the Federal Highway Administration a finance plan update identifying total project costs, expressed as cash needs through completion in 2004, of $13.513 billion.

        In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. “Proposition 2 1 /2,” an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1 /2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although Proposition 2 1 /2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

        To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1 /2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to $3.950 billion in fiscal 1998. Fiscal 1999 expenditures for direct local aid were $4.310 billion, which is an increase of approximately 9.2% above the 1998 level. It is estimated that fiscal 2000 expenditures for direct local aid will be $4.645 billion, which is an increase of approximately 7.8% above the fiscal 1999 level.

        The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant. As of January 1, 1998, the Public Employee Retirement Administration Commission (PERAC) estimated these liabilities to be $5.803 billion on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. Further, on April 8, 1999, independent actuarial consultants to the Pension Reserves Investment Management (PRIM) Board released significantly higher figures based on the same data used by PERAC, but using a more advanced software system. PERAC currently is conducting an experience study of the pension system which it expects to complete by the end of the summer of 2000. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth’s unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary of Administration and Finance and approved by the legislature. On March 1, 2000 the Secretary of Administration and Finance filed a revised pension funding schedule (which has been deemed approved by the Legislature) which provides that the amounts required for funding of current pension liabilities in fiscal years 2001, 2002, 2003 and 2004 are estimated to be $1.029 billion, $1.050 billion, $1.073 billion and $1.096 billion, respectively. Pension funding legislation was revised in July, 1997, as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth’s unfunded liability by 2018 rather than 2028.

APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

        The following information is a brief summary of factors affecting the economy of the State of Michigan (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated for the year. The Trust has not independently verified the information.

        Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.1% in 1998. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for the last four years, the unemployment rate in the State has been below the national average. During 1999, the average monthly unemployment rate in the State was 3.7% compared to a national average of 4.7%.

        The State’s economy could continue to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

        The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State’s 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The calculations necessary to determine the State’s compliance with this requirement for 1998-99 are not final. However, the State estimates that State revenues subject to the limit will exceed that limit by $21.7 milion. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

        The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

        The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the net succeeding year’s budget for that fund.

        The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the ending General Fund balance for the fiscal year ended September 30, 1997, was reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998 and September 30, 1999. The balance in the Budget Stabilization Fund as of September 30, 1999 was 1,222.5 million. In all but two of the last seven fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years. No cash flow borrowing was required in the 1999 fiscal year or is planned for the 2000 fiscal year.

        In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $632 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund and the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

         Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt services taxes might be affected.

        State law provided for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last six years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

        On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4% (since further reduced to 4.2% with gradual reductions until the rate is 3.9% in 2004), reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contained other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

        The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and government units and court funding.

         Currently, the State’s general obligation bonds are rated Aa1 by Moody’s AA+ by Standard & Poor’s and AA+ by Fitch. The State received upgrades in January 1998 from Standard & Poor’s, in March 1998 from Moody’s and in April 1998 from Fitch.
APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

        The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of New Jersey issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

        New Jersey (sometimes referred to herein as the “State”) personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

        The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2001” refers to the State’s fiscal year beginning July 1, 2000 and ending June 30, 2001.

        The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.

        The State’s undesignated General Fund balance was $281 million for Fiscal Year 1997, $228 million for Fiscal Year 1998 and $276 million for Fiscal Year 1999. For the Fiscal Year 2000 and the Fiscal Year 2001, the balance in the undesignated General Fund is estimated to be $206 million and $131 million, respectively.

        The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

        The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

        During 1999, a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in neighboring metropolitan areas contributed to the State’s economic expansion - - the second strongest year for economic growth since 1988.

         Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Job gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,400) and business services (20,200). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

        During the past decade, New Jersey’s job growth has been concentrated in five major “growth clusters”: high technology, health, financial, entertainment and logistics. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

        With strong labor market conditions, New Jersey’s personal income increased at a pace of 5.8% in 1999, making it the first year since 1992 that the New Jersey growth rate was above the national rate. The strong State economy also led to a 6.5% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses, and low interest rates have increased spending on housing and other consumer durables. In 1999, home building was at its highest level since 1988.

        New Jersey’s unemployment rate remained low in 1999—close to the national average. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

        The economic outlook for the years 2000 and 2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 50,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a steady slowing in State personal income growth from 5.7% in 2000 to 4.8% in 2001.

        A slower growing national economy and the national election year campaign make it increasingly unlikely that any changes in national economic or fiscal policy will be implemented that will impact the State’s economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

        Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and the deregulation concerns. Although the forecasts for the years 2000 and 2001 contain more risks than in the recent past, the basic fundamentals of the State’s economic health remain favorable.

        The outlook for New Jersey is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey’s workforce, and those maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State’s economy.

        Tort, Contract and Other Claims.    At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et. seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

        The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

        In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

        At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et. seq.). An independent study estimated an aggregate potential exposure of $94,196,000 for tort and medical malpractice claims pending as of December 31, 1999. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

        Buena Regional Commercial Township et al. v. New Jersey Department of Education et al.    This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgement stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act, including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously.

        Verner Stubaus, et al. v. State of New Jersey, et al.    Plaintiffs, 25 middle income school districts, have filed a complaint alleging that the State’s system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint on September 18, 1998. The motion was argued on January 29, 1999 and the court reserved its decision. The State will vigorously defend this matter. The State is unable, at this time, to estimate its exposure for these claims.

        United Hospitals et al. v. State of New Jersey and William Waldman.    These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-7 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions.

        Abbott V Appeals.    Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts have filed individual petitions of appeal with the Commissioner. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (the “OAL”) for further proceedings. To date, eleven of the original thirteen districts that filed petitions remain active. Additionally, the Education Law Center filed petitions on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York. On October 13, 1999, the New Jersey Supreme Court heard oral argument on a motion in aid of litigants’ rights filed by the Education Law Center on behalf of the students in the Abbott districts. Therein, plaintiffs challenged the Department of Education’s implementation plan for early childhood education. Many of the issues raised in the motion were the same as those raised by the districts in the OAL proceedings. On March 7, 2000, the Supreme Court issued its decision clarifying the requirements of Abbott V as to early childhood education and requiring DHS-licensed childcare providers used by the Abbott districts to enhance requirements to prepare children for success in elementary school (“Abbott VI”). The full impact of Abbott VI on the pending OAL proceedings has not yet been determined. A petition of appeal for emergent relief was filed with the Commissioner of Education on August 23, 1999 by the Passaic school district seeking supplemental funding for special education, facilities and other programs for the commencement of the 1999-2000 school year. The State is unable to estimate its exposure for these claims and intends to defend the suits vigorously.

         Currently, the State’s general obligation bonds are rated AA+ by Standard & Poor’s, Aa1 by Moody’s and AA+ by Fitch. From time to time agencies may change their ratings.
APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN NEW YORK

        The following information is a brief summary of factors affecting the economy of New York City (the “City”) or New York State (the “State” or “New York”). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

        The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

         General.    More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City’s current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

        For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

        The Mayor is responsible for preparing the City’s financial plan, including the City’s current financial plan for the 2000 through 2004 fiscal years (the “2000-2004 Financial Plan”, “Financial Plan” or “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

        As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s Financial Plan projects a surplus in the 2000 and 2001 fiscal years, before discretionary transfers, and budget gaps for each of the 2002, 2003 and 2004 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

         City’s Financing Program.    Implementation of the City Financial Plan is dependent upon the City’s ability to market its securities successfully. The City’s program for financing capital projects for fiscal years 2000 through 2004 contemplates the issuance of $7.21 billion of general obligation bonds and $7.33 billion of bonds to be issued by the New York City Transitional Finance Authority (the “Transitional Finance Authority”). The City’s financing program assumes that the Governor will sign into law legislation passed by the State Legislature increasing the financing capacity of the Transitional Finance Authority by $4 billion, which would provide sufficient capacity to continue the City’s capital program through the end of the City’s Financial Plan in fiscal year 2004. In addition, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of TSASC, Inc. (“TSASC”), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

        In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (see “Seasonal Financing Requirements” within). The success of projected public sales of City, New York City Municipal Water Finance Authority (the “Water Authority”), Transitional Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Transitional Finance Authority and TSASC.

         2000-2004 Financial Plan.    On June 15, 2000, the City released the Financial Plan for the 2000 through 2004 fiscal years, which relates to the City and certain entities which receive funds from the City and which reflects changes as a result of the City’s expense and capital budgets for fiscal year 2001 (which begins July 1, 2000), which were adopted on June 6, 2000. The Financial Plan projects revenues and expenditures for the 2000 and 2001 fiscal years balanced in accordance with GAAP, and project gaps of $2.6 billion, $2.7 billion and $2.7 billion for fiscal years 2002 through 2004, respectively, after implementation of a gap closing program.

        The Financial Plan reflects a proposed discretionary transfer from fiscal year 2000 to fiscal year 2001 primarily to pay debt service due in fiscal year 2001 totaling $3.2 billion, a proposed discretionary transfer from fiscal year 2001 to fiscal year 2002 primarily to pay debt service due in fiscal year 2002 totaling $904 million and a proposed discretionary transfer from fiscal year 2002 to fiscal year 2003 to pay debt service due in fiscal year 2003 totaling $345 million.

        In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 and 2001 fiscal years and to reduce projected gaps for fiscal years 2002 through 2004. The gap-closing actions for the 2000 through 2004 fiscal years include: (i) additional City agency actions totaling $337 million, $400 million, $210 million, $210 million and $210 million for fiscal years 2000 through 2004, respectively; (ii) assumed additional Federal and State actions of $75 million in each of fiscal years 2001 through 2004, which are subject to Federal and State approval; and (iii) proposed productivity savings and reducing fringe benefits costs totaling $250 million, $265 million, $280 million and $300 million in fiscal years 2001 through 2004, respectively, to partly offset the costs of the proposed merit pay program which is subject to collective bargaining negotiations. The Financial Plan also reflects a proposed tax reduction program totaling $418 million, $735 million, $877 million and $1.1 billion in fiscal years 2001 through 2004, respectively, including elimination of the commercial rent tax over three years commencing June 1, 2000 at a cost of $97 million in fiscal year 2002, increasing to $430 million in fiscal year 2004; a 50% reduction in the 14% personal income tax surcharge on July 1, 2000 at a cost of $329 million in fiscal year 2001, increasing to $403 million in fiscal year 2004; the extension of current tax reductions for owners of cooperative and condominium apartments at an annual cost of approximately $200 million starting in fiscal year 2002; and repeal of the $2 flat fee hotel occupancy tax effective December 1, 2000.

         Assumptions.    The 2000-2004 Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2004 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2000 through 2004 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the “HHC”), the Board of Education (the “BOE”) and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City’s infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see “Certain Reports” within). In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

         Municipal Unions.    The Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, will increase from an estimated level of 215,878 on June 30, 2000 to an estimated level of 216,687 by June 30, 2004, before implementation of the gap-closing programs included in the Financial Plan.

        The Reserve for Collective Bargaining contains funding for the cost of a wage increase through a merit pay plan for City employees which provides for salary increases based on merit as measured by performance evaluations for two years after their collective bargaining contracts expire in fiscal years 2000 and 2001, contingent upon proposed productivity savings. The reserve does not contain provisions for wage increases thereafter. The reserve reflects a partial offset to these costs from such productivity savings or fringe benefits cost containment that are to be part of any future collective bargaining agreement. Contracts covering the City’s workforce have expired or are expected to expire in fiscal year 2001.

         Intergovernmental Aid.    The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City’s cash flow or revenues. The 2000-2004 Financial Plan assumes that all existing Federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.

        The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or Federal governments. Substantial disallowances of aid claims may be asserted during the course of the 2000-2004 Financial Plan. The amount of such disallowances attributable to prior years declined from $124 million in the 1977 fiscal year to $15 million in the 1999 fiscal year. As of June 30, 1999, the City had an accumulated reserve of $205 million for future disallowances of categorical aid.

         Certain Reports.    The City’s financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the New York State Financial Control Board (the “Control Board”), the Office of the State Deputy Comptroller (the “OSDC”), the City Comptroller, the City’s Independent Budget Office (the “IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

        On May 26, 2000, the City Comptroller issued a report on the financial plan submitted to the Control Board on May 1, 2000 (the “May Financial Plan”). With respect to fiscal years 2001 through 2004, the report identified baseline risks of between $214 million and $1.0 billion, $678 million and $1.3 billion, $867 million and $1.6 billion and $1.3 billion and $2.2 billion, respectively, depending upon whether (i) the City achieves the productivity savings in collective bargaining negotiations of between $250 million and $300 million annually assumed in the May Financial Plan; (ii) the City incurs labor costs exceeding those assumed in the May Financial Plan by between $34 million and $116 million, $22 million and $216 million, $382 million and $740 million and $816 million and $1.3 billion in fiscal years 2001 through 2004, respectively, depending upon whether labor contracts are settled at the rate of local inflation or consistent with new labor contracts negotiated between the State and the Civil Service Employees Contract; (iii) the City receives an additional $100 million annually of assumed State and Federal aid; and (iv) the sale of the New York Coliseum is completed in fiscal year 2001.

         Additional risks identified in the report for fiscal years 2001 through 2004 include assumed payments from the Port Authority relating to the City’s claim for back rental, which are the subject of arbitration, possible increased overtime expenditures and the writedown of outstanding education aid receivables of between $75 million and $123 million in each of fiscal years 2002 through 2004. In addition, the report identified risks and uncertainties including proposals to enhance employee and retiree pension benefits and the possibility of an economic slowdown, and noted that when the Federal Reserve increased interest rates in 1994 the City had to revise its tax revenue forecast by $500 million during fiscal year 1995, reflecting lower securities industry profits.

        On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City’s major physical assets and the capital expenditures required to bring them to a state of good repair. The report’s findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City’s infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City’s current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City’s ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

        On June 1, 2000, the staff of the OSDC issued a report that noted that current State law, which permits property owners of income producing property to use sales prices of real property as evidence of unequal assessments, could significantly increase the City’s liability in tax certiorari cases. The report also noted that the Metropolitan Transportation Authority (“MTA”) has proposed a $18.1 billion capital program and released its five-year operating budget, which showed a cumulative funding shortfall of $4.4 billion and noted that the MTA refinancing and borrowing programs will rely, to an unprecedented degree, on debt and that the MTA has yet, (as of June 21, 2000) to explain how it will close the $4.4 billion projected budget gap. With respect to possible wage increases, the report further noted that recent agreements with the Civil Service Employees Association and the Transport Workers Union increased compensation by about twice the projected rate of inflation.

        On May 23, 2000, the staff of the Control Board issued a report reviewing fiscal year 2000. The report noted that the City will end fiscal year 2000 with its budget in balance. However, the report noted that large gaps continue to exist in the 2002 through 2004 fiscal years.

        On May 15, 2000, the IBO released a report providing its analysis of the May Financial Plan. The report estimated a potential surplus of $553 million in fiscal year 2001 and potential gaps of $1.5 billion, $2.0 billion and $2.2 billion for fiscal years 2002 through 2004, respectively. Uncertainties identified in the report include collection of projected rent payments for the City’s airports and higher estimates of City-funded spending for Medicaid, public assistance, education and overtime.

         Seasonal Financing Requirements.    The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $750 million of short-term obligations in the 2000 fiscal year to finance the City’s cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City’s cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City’s projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State’s budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         Ratings.    As of June 21, 2000, Moody’s rated the City’s outstanding general obligation bonds A3, Standard & Poor’s rated such bonds A- and Fitch rated such bonds A. On July 10, 1995, Standard & Poor’s revised its ratings on City bonds downward to BBB+. On July 16, 1998, Standard & Poor’s revised its rating of City bonds upward to A-. Moody’s rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the views of Moody’s, Standard & Poor’s and Fitch. There is no assurance that such ratings will continue for any given period of time or that they APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

        The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

        The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, and insurance tax, tobacco products tax. State sales taxes on food, as well as the inheritance and soft drink taxes, are being phased out. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuitions, interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

        Fiscal year 1997 ended with a positive General Fund balance of approximately $874.8 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations (bringing the total reserve to $221.2 million after prior withdrawals). An additional $49.4 million was transferred to the Clean Water Management Trust Fund (bringing the total reserve to $49.4 million after prior withdrawals) and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. The Disaster Relief Reserve was used to cover disaster relief funds spent during fiscal year 1997. An additional $61 million was reserved for the State to acquire the shares of the North Carolina Railroad Company not held by the State. No additional amounts were transferred to the Savings Reserve for the year (the existing balance of $500.9 million having met the statutory reserve requirements). After additional reserves, the unreserved General Fund balance at the end of fiscal year 1997 was approximately $318.7 million.

        Fiscal year 1998 ended with a positive General Fund balance of approximately $1,662 million. Along with additional reserves, $21.6 million was reserved in the Savings Reserve, and $55 million was reserved to fund public school employee performance bonuses, longevity payments, school bus purchases and purchases of additional school technology. $145 million was placed in the Reserve for Repairs and Renovations of State Facilities (bringing the total reserve to $174.2 million), and $47.4 million was placed in the reserve for the Clean Water Management Trust Fund. After additional reserves, the unreserved General Fund balance at the end of fiscal year 1998 was approximately $101 million.

        The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1997 and 1998 was $1,703.9 million and $1,669.7 million, respectively.

        On October 28, 1998, the North Carolina General Assembly adopted the biennium budget for 1998 to 2000. The $12.6 billion budget for fiscal year 1999 included over $100 million in new spending for the state’s universities and community colleges, over $90 million in new spending for health and human services, including $42.5 million for expansion of North Carolina’s Smart Start program for preschool children, and almost $30 million in new spending on law enforcement. The legislature also approved teacher pay raises averaging 6.5%.

        On June 30, 1999, the General Assembly adopted a $13.5 billion budget for fiscal year 1999-2000, an increase of 4.6% percent from the previous year, with no new taxes or tax relief. Primarily focusing on education, the General Assembly authorized 7.5% raises for teachers in the public schools and salary and tuition increases at community colleges and universities. Additionally, the General Assembly allocated $30 million to the Clean Water Management Trust Fund to provide grants and loans to local governments to clean up and protect rivers and streams and to preserve open spaces.

        The General Assembly also took action to reduce some taxes, including elimination of the sales tax on food (estimated cost $185.5 million in fiscal years 1999-2000) and the inheritance tax (estimated cost $52.5 million in fiscal years 1999-2000).

        Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

        The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including the State.

        During recent years, the State has moved from an agricultural to a service and goods-producing economy. According to the North Carolina Employment Security Commission (the “Employment Security Commission”), in July 1997, the State ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Employment Security Commission has announced that the State’s seasonally adjusted unemployment rate in September 1999 was 3.1% of the labor force, as compared with an unemployment rate of 4.2% nationwide.

        The following are certain cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State’s ability to meet its financial obligations.

        Patton v. State of North Carolina and Bailey v. State of North Carolina—State Tax Refunds—Federal and State Retirees.    On May 8, 1998, in Bailey, et al. v. State of North Carolina, the North Carolina Supreme Court held that the act of the General Assembly that repealed a tax exemption on State and local government retirement benefits was an unconstitutional impairment of contract and a taking of property without just compensation. Accordingly, retirement benefits that were vested before August 1989 were held to be exempt from State income taxation. In addition, the North Carolina Supreme Court ruled that recovery of taxes previously paid by retirees on those benefits was not limited to retirees who paid the tax under protest or requested a refund within the time periods specified by the statute.

        Potential refunds and interest are estimated by the State to be $352.68 million through December 31, 1997, with respect to refunds, and through June 30, 1998, with respect to interest. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. In addition to refunds and interest, the State will be unable to continue to tax the applicable retirement benefits, thus reducing future revenue. The case was remanded by the North Carolina Supreme Court for administration and further orders to carry out the decision. Under the initial order of the trial judge, the State would offset its liabilities to improperly taxed retirees by allowing tax credits to eligible retirees to be applied against future State income taxes, or in the case of eligible retirees who are deceased, no longer residents of the State, or who have no tax liability, to be paid in whole to such retirees or their estates.

        Federal retirees in Patton, et al. v. State of North Carolina, filed a class action suit in Wake County Superior Court in 1995 seeking monetary relief for taxes paid since 1989. This case was brought in anticipation of a favorable outcome for the plaintiffs in the Bailey case. The federal retirees allege that a result in the Bailey case that exempts State and local retirement benefits from State income taxes would require a similar exemption for federal retirement benefits under the United States Supreme Court’s 1989 decision in Davis v. Michigan. In Davis, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year by the act of the General Assembly held unconstitutional in Bailey. The Patton case was being held in abeyance pending the outcome in Bailey. Potential refunds and interest have been estimated by the State to be $585.09 million through June 30, 1997. Until this matter is resolved, any additional potential refunds and interest have continued and will continue to accrue.

        In June 1998, the plaintiff classes in the Bailey and Patton cases reached a tentative settlement with the State of North Carolina. Under the terms of the settlement, the General Assembly will appropriate $400 million in the 1998-1999 fiscal year, and $399 million by July 15, 1999 in the 1999-2000 fiscal year, to a settlement fund. Amounts in the fund will be paid to the state, local and federal retirees in the cases. The terms of the settlement provide that such payments will completely extinguish all of the State’s liability to the retirees arising from the taxation of state, local and federal retirement income and benefits from 1989 through 1997.

        The tentative court settlement was made subject to the appropriation of funds by the General Assembly and to court approval following notice to the class members. The $400 million appropriation was made by action of the General Assembly in September 1998, and on October 7, 1998, the court entered an order approving the settlement. The final $399 million appropriation was made by action of the General Assembly in June 1999.

        Smith et. al. v. State of North Carolina—State Tax Refunds—Intangibles Tax.    On February 21, 1996, the U.S. Supreme Court declared North Carolina’s intangibles tax unconstitutional. Subsequently, the State refunded intangibles taxes paid by all persons who had paid such taxes under protest in compliance with the state’s tax refund statute. In the Smith case, refunds were sought by a class of taxpayers who had not complied with the tax refund statute. On December 4, 1998, the Supreme Court ruled that North Carolina will have to pay these refunds. Refunds to non-protesters will total approximately $233 million plus interest of approximately $100 million. In July 1999, the General Assembly authorized the appropriation of $440 million over the next two years to pay such refunds, and a tentative court settlement made subject to such appropriations was approved. An initial $200 million was made by action of the General Assembly on July 21, 1999. In order to achieve final consummation of the settlement, the General Assembly must appropriate an additional $240 million amount for such refunds no later than July 10, 2000.

        In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, the State issued $250 million of the authorized highway bonds (Highway Bonds). In March 1998, the State issued an additional $450 million of the authorized school bonds (Public School Building Bonds). In March 1999, the State again issued an additional $450 million of the authorized school bonds (Public School Building Bonds). The offering of the remaining $1.15 billion of these authorized bonds is anticipated to occur over the next two to four years.

        On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds will provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bond issue will provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of authorized clean water bonds.

        Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath has not yet been determined but is expected to exceed the $6 billion of damages caused by Hurricane Fran in 1996.

        In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the Bonds.

         Currently, Moody’s, Standard & Poor’s and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.
APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

        The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

        The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures. The State finances the majority of its operations through the State’s General Revenue Fund (the “GRF”). The GRF is funded mainly by the State’s personal income tax, sales and use tax, various other taxes and grants from the Federal government. The State is precluded by law from ending a fiscal year or a biennium in a deficit position. In 1981 the State created the Budget Stabilization Fund (“BSF”) for purposes of cash management.

        The GRF ending fund and cash balances for the State’s 1984-85 through 1998-99 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528

        State and national fiscal uncertainties during the 1992-93 biennium required several actions to achieve GRF positive ending balances. To allow time to complete the resolution of differences, an interim appropriations act was enacted effective July 1, 1992: the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 26 and included a $200 million transfer from the BSF to the GRF. In Fiscal Year 1992, when the State’s Office of Budget and Management (“OBM”) projected an imbalance in GRF resources and expenditures, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then, with General Assembly authorization, in June 1992 the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other administration revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

        As a first step toward addressing a projected Fiscal Year 1993 GRF shortfall, then estimated by OBM at approximately $520 million, the Governor ordered, effective July 1, 1992, selected reductions in Fiscal Year 1993 GRF appropriations spending totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor’s cutback orders. Subsequent executive and legislative actions—including tax revisions that produced an additional $194.5 million and additional appropriations spending reductions totaling approximately $50 million—provided for positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

        The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion, with Fiscal Year 1994 expenditures 9.2% higher than in Fiscal Year 1993, and Fiscal Year 1995 expenditures 6.6% higher than in Fiscal Year 1994. As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. As an additional step toward BSF replenishment, OBM transferred $260.3 million to the BSF at the end of Fiscal Year 1994 and $535.2 million in July 1995.

        For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. At the end of Fiscal Year 1996, the following transfers were made from the GRF: $100 million for elementary and secondary school computer network purposes, $30 million for a new transportation infrastructure fund, and $400.8 million for temporary personal income tax reductions. At the end of the biennium, the GRF had fund and cash balances of $834.9 million and $1,400 million, respectively, which allowed $250 million to be applied to school building construction and renovation, $94.4 million for a school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, $34.4 million to be transferred to the BSF, and the $262.9 million balance to an income tax reduction fund.

        The General Appropriations Act for the 1998-99 biennium, provided approximately for total GRF expenditures of $36.1 billion, an increase of 7.8% over the previous appropriations act. The Act increased spending for primary and secondary education, higher education, and rehabilitation and corrections, and provided for a 4.5% personal income tax reduction in 1998. The biennium ending GRF balances were $1,512,528,000 (cash) and $976,778,000 (fund). Of the fund balance, legislation directed $325,700,000 to school building assistance, $293,185,000 to the State income tax reduction fund $85,400,000 to SchoolNet (a program to supply computers for classrooms), $46,374,000 to the BSF and $4,600,000 to interactive video distance learning. Following the transfer, the BSF balance increased to $953,291,000.

        The GRF appropriations acts for the current 2000-2001 biennium (one for all education purposes and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion with major program expenditure increases in primary and secondary eduction (16.9%), higher education (12.6%) mental health and mental retardation (4.3%) and adult and juvenile corrections (18%).

        OMB is projecting a positive June 30, 2000 fund balance of $412.7 million.

         Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS. Plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current fiscal year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. On April 15, 1999, the Court of Claims decertified the action there as a class action but on appeal, in April 2000, an Ohio Court of Appeals reversed the Court of Claims grant of the motion to decertify.

        Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

        The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

        The State has encountered (and planned for) some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 (with $743.14 million being the highest) to four months in Fiscal Year 1995 and 1997 (the highest being $565.741 million). OBM reports the GRF had cash flow deficiencies in five months of Fiscal Year 1998 (the highest being $742.059 million), and in six months of Fiscal Year 1999 (the highest being $497.677 million).

        GRF cash flow deficiencies have been and are projected by OBM to be within the TOF limitations discussed above.

        The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

        Under the current financial structure, Ohio’s 611 public school districts and 49 joint vocational school districts receive a major portion (less than 50% in Fiscal Year 1999) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs.

         Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” In May 2000, the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, failed to comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. The court maintained continuing jurisdiction and has scheduled for June 2001 further review of the State’s responses to its ruling. With respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in the Court’s view insufficient. The three dissenting justices concluded generally, as they had in 1997, that compliance with the constitutional requirement was a matter for the legislative branch, not the State judiciary.

        In its 1997 opinion, the Court had held that major aspects of the system (including the Foundation Program and certain borrowing programs) were not in compliance with the constitutional requirement. On remand to hear evidence and opine on the sufficiency of then intervening legislation and executive actions, early in 1999 the trial court judge again concluded that the State was not in compliance with the constitutional requirements. The recent Supreme Court action was on an appeal from that decision.

        It is not possible at this time to state what further actions may be taken by the State to effect compliance, or what effect those actions may have on the State’s overall financial condition.

        In response to the ongoing litigation, the General Assembly has significantly increased State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities.

        State appropriations for primary and secondary education for the current 2000-01 biennium are $13.3 billion or 15% over the previous biennium and represent an increase of 7.6% in Fiscal Year 2000 over 1999 and 7.6% in Fiscal Year 2001 over 2000. Appropriations for school funding in recent bienniums were $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase).

        Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose the following amounts have been expended: $75,752,659 in the 1992-93 biennium, $119,382,294 in the 1994-95 biennium, $144,759,340 in the 1996-97 biennium, $100,800,000 in the 1998-99 biennium and $23,700,000 in the 2000-01 biennium. A recent settlement of one desegregation case significantly reduces annual State payments.

        The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

        At the present time, the State does not levy any Ad Valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of Ad Valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

        Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing area. In 1997, Ohio ranked seventh in the nation with an estimated $320.5 billion in gross state product (estimated to be $341 billion in 1998) and was third in manufacturing with a value of $83.9 billion. As a percent of Ohio’s 1997 gross state product, manufacturing was responsible for 26%, with 18% attributable to the services sector and 16% to the finance, insurance and real estate sectors. Ohio is the eighth largest exporting state, with 1998 merchandise exports totaling an estimated $27.1 billion. The State’s two leading export industries are transportation equipment and industrial machinery, which together account for 53% of the value of Ohio’s merchandise exports. In addition, agriculture and “agribusiness” continue as important elements of the Ohio economy.

        Ohio continues as a major “headquarters” state. Of the top 500 corporations (industrial and service) based on 1999 revenues as reported in 2000 by Fortune magazine, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate “headquarters” state. Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached an all-time high in the summer of 1993 after a slight decrease early in 1992 and then decreased slightly, and has reached a new high in 1998. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. Nonmanufacturing industries now employ approximately 80% of all nonagricultural payroll workers in Ohio. Historically, the average monthly unemployment rate in Ohio has been higher than the average figures for the United States, although in recent years, the average unemployment rate in Ohio has been lower than the national rate. Ohio was 4.2%, below the national rate of 4.3% (seasonally unadjusted) for March 2000.

         Ohio’s 1990 decennial census population of over 10,840,000 indicated a 0.5% population growth since 1980 and Ohio as ranking seventh among the states in population. In 1980 it ranked sixth. The State’s 1997 population was estimated at 11,186,000, still seventh among the United States.

        As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively.

APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

        The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. the summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

        Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

        The General Fund, the Commonwealth’s largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

        The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of 5.8% (6% on a “GAAP” basis) during the five-year period. Taxes increased at an average annual rate of 4.3% (4.2% on a “GAAP” basis) during the period. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8% (5% on a “GAAP” basis) average annual rate.

        The fund balance at June 30, 1999 totaled $2,863.4 million, an increase of $905 million over the $1,958.9 million balance at June 30, 1998. The fiscal 1999 year-end unreserved-undesignated balance of $1,235.7 million is the largest balance recorded since GAAP reporting was instituted in 1984 for the Commonwealth.

         Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represent 3.7% of fiscal 1998 revenues.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998.

         Expenditures from all fiscal 1998 appropriations of Commonwealth revenues (excluding pooled financing expenditures and net of current year lapses) totaled $17,229.8 million. This represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

        For GAAP purposes, assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million dollar rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million.

        The 1999 fiscal year ended with an unappropriated surplus (prior to transfers) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled 255.4 million for fiscal 1999 consisting of $105.4 million representing the statutory 15% of fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712 million (3.9%) above estimate and $61 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

        For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4, the largest fund balance since audited GAAP reporting was instituted in 1984.

        The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. Funds to cover the $361.6 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance.

        The estimate of Commonwealth revenues for fiscal year 2000 is based on an economic forecast for real gross domestic product of grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

         Commonwealth revenues (excluding the estimated cost of the enacted tax reductions) are projected to increase by 2.8% over fiscal 1999 receipts. Appropriates from Commonwealth funds are budgeted to increase by 3.8% over revised fiscal 1999 appropriations.

         Subsequent to the enactment of the fiscal 2000 budget, $153.6 million of additional appropriations were authorized. In addition, the need for additional appropriations during the fiscal year of approximately $58.5 million has been identified. All additional appropriations are anticipated to be able to be funded from lapses of appropriation authority during the fiscal year.

        According to a Pennsylvania Department of Revenue News Release dated May 31, 2000, the state collected $1.8 billion in General Fund revenues in May 2000, $200.6 million (12.5%) more than anticipated. Fiscal year-to-date General Fund collections total $18.4 billion, which is $784.5 million (4.5%) more than anticipated.

        The fiscal 2001 enacted budget for the General Fund is $19.9 billion, an increase of $475.5 million or 2.4%. The budget includes $775 million of tax reductions to help working families and to stimulate job creation and retention.

        Pennsylvania is the fifth most populous state, behind California, New York, Texas and Florida. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

         Nonagricultural employment in Pennsylvania over the ten year period that ended in 1998 increased at an annual rate of 0.75%. This compares to a 0.29% rate for the Middle Atlantic region and a 1.72% rate for the United States as a whole during the period 1989 through 1998. For the five years ended with 1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region.

        The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

        Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1999, the Commonwealth had $4,924.5 million of general obligation debt outstanding.

        Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

        The Commonwealth, through several of its departments and agencies, leases, real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

        Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

        The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 15, 1999.

        No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in Special Revenue bonds outstanding as of June 30, 1999.

        There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth could have a material adverse impact on governmental operations.

        The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

        Dom Giordano v. Tom Ridge, Governor, et al.

        In February 1999, Dom Giordano filed a petition for review requesting the Commonwealth Court declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act (“the Act”) violates the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner’s action with prejudice. The petitioner has appealed the Commonwealth Court’s ruling to the Supreme Court.

        County of Allegheny v. Commonwealth of Pennsylvania

        In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny’s Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

        The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On April 22, 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme Court of approximately $12 million for funding county court administrators. This appropriation was designed to enable the Commonwealth to implement Phase I. Release of the funding was delayed until substantive legislation could be enacted to facilitate the employees’ transfer to State employment. A similar appropriation was made by the General Appropriation Act of 1999. Thereafter, on June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.

         Pennsylvania Association of Rural and Small Schools (PARSS) v. Ridge

        In 1991, an association of rural and small schools and several parties filed a lawsuit against the Governor and Secretary of Education, challenging the constitutionality; of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case.

        The Commonwealth Court held that Pennsylvania’s system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. On October 1, 1999, the Pennsylvania Supreme Court affirmed the Commonwealth Court decision. In December 1999, the Supreme Court denied the petitioner’s motion for reconsideration. The parallel federal action remains pending.

        Ridge v. State Employees’ Retirement Board

        On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed suit in the Commonwealth Court alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner’s benefits be “topped up” to equal those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the Retirement Board could be applicable to other members of the State Employees’ Retirement System and Public School Employees’ Retirement System. The Commonwealth Court granted the Retirement Board’s preliminary objection to Judge Ridge’s claims for punitive damages, attorney’s fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). In 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge’s motion for judgment on the pleadings. In February 1997, the Commonwealth Court denied Judge Ridge’s motion for judgment on the pleadings. The case is currently in discovery.

        Powell v. Ridge

        In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the Chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth’s system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

        The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states’ immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

        The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. §1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court’s dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions.

        In the District Court, the parties are beginning the process of discovery and the development of a case management plan.

        PPG Industries, Inc. v. Commonwealth of Pennsylvania

        PPG Industries challenged the Department of Revenue’s application of the manufacturing exemption from the capital stock/franchise tax to PPG’s headquarters in Pittsburgh, which allowed the exemption only from that portion of PPG’s headquarters property and payroll attributable to manufacturing in the Commonwealth. PPG argued that it is entitled to the exemption for all of its headquarters property and payroll attributable to manufacturing, regardless of where the manufacturing takes place. The Commonwealth successfully defended PPG’s challenge in the Commonwealth Court.

        On PPG’s appeal, however, the Pennsylvania Supreme Court reversed the Commonwealth Court, holding that the manufacturing exemption facially discriminates against interstate commerce. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a “compensatory tax” justifying the discrimination, or, failing that, to recommend to the Supreme Court a remedy for the discrimination.

        Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999. After taking judicial notice that the General Assembly is considering legislation to deal with this issue, the Court recommended the following to the Supreme Court: (1) for the duration of the contested period, invalidate the exemption’s “within the state” restriction, but only in the limited “headquarters context,” and (2) prospectively, invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner.

        The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which are intended to cure the constitutional infirmity.

        In response to the Commonwealth Court’s recommendation, the Supreme Court set up a briefing schedule and briefs have been filed. Action by the Supreme Court is pending.
APPENDIX K

INFORMATION CONCERNING MUNICIPAL SECURITIES

A.  Description of Municipal Securities

        Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

        The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal of and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund’s portfolio may include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

        Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See “Taxes”.

B.  Ratings of Municipal Securities

Description of Moody’s Investors Service, Inc. (“Moody’s”) Municipal Bond Ratings

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note:    Those bonds in the Aa, A, Baa, Ba and B categories which Moody’s believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

        Short term Notes:

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3
This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4
This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Description of Moody’s Commercial Paper Ratings

         Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) Municipal Debt Ratings

        A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

        The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

BB B CCC CC C
Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

        A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Standard & Poor’s Short Term Issued Credit Ratings

        A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

c
The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p
The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Description of Fitch IBCA, Duff & Phelps (“Fitch”) Ratings

        Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest-preferred dividends, or repayment of principal, on a timely basis.

        Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment-grade” ratings (international long term “AAA”—“BBB” categories; short term “F1”—“F3”) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long term “BB”—“D”; short term “B”—“D”) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

        Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

International Credit Ratings

         Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long and short term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Analytical Considerations

        When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

         Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does use “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

        Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+”. The first rating denotes long term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

International Long Term Credit Ratings

         Investment Grade

AAA
Highest Credit Quality.    “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very High Credit Quality.    “AA” ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High Credit Quality.    “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good Credit Quality.    “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

    Speculative Grade

BB
Speculative.     “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change overtime; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly Speculative.    “B” ratings indicate that significant credit risk is present, but a limit margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC CC C
High Default Risk.    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD DD D
Default.    Securities are not meeting current obligations and are extremely speculative. “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, “DD” indicates expected recovery 50%-90% of such outstandings, and “D” the lowest recovery potential, i.e. below 50%.

International Short Term Credit Ratings

        A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Description of Fitch’s Commercial Paper Ratings

F1+ F1 F-	Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes:

         “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than ‘F1’.

         ‘NR’ indicates that Fitch does not rate the issuer or issue in question.

         ‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Alert: Ratings are placed on Rating Alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Alert is typically resolved over a relatively short period.

CODE # 16 817-06-00

PART C.    OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number			Description
1	(a)	—	Declaration of Trust of the Registrant dated February 6, 1987.(a)
	(b)	—	Amendment to the Declaration of Trust.(a)
	(c)	—	Instrument establishing CMA Michigan Municipal Money Fund (the “Fund”) as a series of the Registrant.(a)
2		—	By-Laws of the Registrant.(a)
3		—	Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of the Fund as a series of the Registrant.(b)
4	(a)	—	Form of Management Agreement between the Registrant and Fund Asset Management, L.P.(a)
	(b)	—	Supplement to the Management Agreement with Fund Asset Management, L.P.(c)
5		—	Form of Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
6		—	None.
7		—	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(a)
8	(a)	—	Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement
between the Registrant and Financial Data Services, Inc. (formerly known as Merrill Lynch
Financial Data Services, Inc.)(a)
	(b)	—	Form of Cash Management Account Agreement.(a)
9		—	Opinion of Brown & Wood LLP , counsel for the Registrant.(d)
10		—	Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
11		—	None.
12		—	Certificate of Fund Asset Management, L.P.(a)
13		—	Form of Distribution and Shareholder Servicing Plan between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
14		—	None.
15		—	Code of Ethics.(e)

(a)  Filed on July 31, 1995 as an exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement (the “Registration Statement”) on Form N-1A.

(b)  Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 5 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 5 to the Registration Statement; and to Articles I, V and VI of the Registrant’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 5 to the Registration Statement.

(c)  Filed on July 29, 1994 as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement.

(d)  Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement.

(e)  Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.

        Reference is made to the Registration Statements under the Securities Act of 1933 on Form N-1A in connection with exhibits relating to the CMA Arizona Municipal Money Fund (File No. 33-54492), CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA New Jersey Municipal Money Fund (File No. 33-34609), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780), CMA Ohio Municipal Money Fund (File No. 33-38835) and CMA Pennsylvania Municipal Money Fund (File No. 33-34608).

Item 24.    Persons Controlled by or under Common Control with Registrant.

        The Registrant is not controlled by, or under common control with, any person.

Item 25.     Indemnification.

        Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

        “The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

        Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

        In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the Distributors within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

        Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and other Connections of the Manager.

        Fund Asset Management, L.P. (the “Manager” or “FAM”) acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Internet Strategies Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

        Merrill Lynch Asset Management, L.P. (“MLAM”), an affiliate of FAM, acts as investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc., The Asset Program, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trusts.

        The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor (“MLFD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, and Merrill Lynch & Co., Inc. (“ML & Co.”) is 4 World Financial Center, New York, New York 10281. The address of Financial Data Services, Inc. (“FDS”) is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

        Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1998 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies listed in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers or directors/trustees of one or more of such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLAM
Princeton Services	General Partner	General Partner of MLAM
Jeffrey M. Peek	President	President of MLAM; President and Director of
Princeton Services; Executive Vice President of
ML & Co.; Managing Director and Co-Head of the
Investment Banking Division of Merrill Lynch in
1997; Senior Vice President and Director of the
Global Securities and Economic Division of Merrill
Lynch from 1995 to 1997
Terry K. Glenn	Executive Vice President	Executive Vice President of MLAM; Executive Vice
President and Director of Princeton Services;
President of Princeton Funds Distributor, Inc. since
1986 and Director thereof since 1991; Director of
FDS; President of Princeton Administrators, L.P.
Donald C. Burke	Senior Vice President and Treasurer	Senior Vice President and Treasurer of MLAM;
Senior Vice President and Treasurer of Princeton
Services; Vice President of PFD; First Vice
President of MLAM from 1997 to 1999; Vice
President of MLAM from 1990 to 1997
Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of FAM; Chief Operating Officer and Managing Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999
Michael G. Clark	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Treasurer and Director of PFD; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1996 to 1997
Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999
Linda L. Federici	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Vincent R. Giordano	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Michael J. Hennewinkel	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of MLAM; Senior Vice President of Princeton Services
Philip L. Kirstein	Senior Vice President	Senior Vice President of MLAM; Senior Vice President, Director and Secretary of Princeton Services
Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Senior Vice President of PFD
Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services
Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Gregory D. Upah	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

Item 27.    Principal Underwriters.

        (a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies referred to in the first paragraph of Item 26: CBA Money Fund; CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; nine other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of Item 26, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

        (b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is 4 World Financial Center, New York, New York 10281.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
Herbert M. Allison, Jr.	Director, President and Chief Executive Officer	None
John L. Steffens	Vice Chairman and Director	None
Thomas W. Davis	Executive Vice President	None
Barry S. Friedberg	Executive Vice President	None
Edward L. Goldberg	Executive Vice President	None
Jerome P. Kenney	Executive Vice President	None
E. Stanley O’Neal	Executive Vice President	None
Thomas H. Patrick	Executive Vice President	None
Winthrop H. Smith, Jr.	Executive Vice President	None
Roger M. Vasey	Executive Vice President	None
George A. Schieren	General Counsel, Senior Vice President and Director	None
John C. Stomber	Treasurer	None
Andrea L. Dulberg	Secretary	None

        (c)   Not applicable.

Item 28.    Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, FDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

        Other than as set forth under the caption “Management of the Funds—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management of the Funds—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

        (a) Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 28th day of June, 2000.

CMA MULTI -STATE MUNICIPAL SERIES TRUST
(Registrant)

/S / TERRY K. GLENN
By:
(Terry K. Glenn, President)

        Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President (Principal Executive Officer) and Trustee	June 28, 2000

DONALD C. BURKE * (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES * (Ronald W. Forbes)	Trustee

CYNTHIA A. MONTGOMERY * (Cynthia A. Montgomery)	Trustee

CHARLES C. REILLY * (Charles C. Reilly)	Trustee

KEVIN A. RYAN * (Kevin A. Ryan)	Trustee

RICHARD R. WEST * (Richard R. West)	Trustee

ARTHUR ZEIKEL * (Arthur Zeikel)	Trustee

/S / TERRY K. GLENN *By: (Terry K. Glenn, Attorney-in-Fact)		June 28, 2000

EXHIBIT INDEX

Exhibit Number	Description
10	Consent of Deloitte & Touche LLP , independent auditors for the Registrant.